  As filed with the Securities and Exchange Commission on April 25, 1997

                                        Securities Act Registration No. 33-83548
                                        Investment Company Act File No. 811-8748

-------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549
-------------------------------------------------------------------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 4

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 5

                    ---------------------------------------

                             WANGER ADVISORS TRUST
                                 (Registrant)

                      227 West Monroe Street, Suite 3000
                           Chicago, Illinois  60606

                        Telephone number:  312/634-9200

                    ---------------------------------------

    Ralph Wanger                              Janet D. Olsen
    Wanger Advisors Trust                     Bell, Boyd & Lloyd
    227 West Monroe Street, Suite 3000        Three First National Plaza
    Chicago, Illinois  60606                  70 West Madison Street, Suite 3300
                                              Chicago, Illinois 60602-4207

                             (Agents for service)

                    ---------------------------------------
                 Amending Parts A, B and C, and filing exhibits

                    ---------------------------------------


               It is proposed that this filing will become effective:
                    [ ] immediately upon filing pursuant to rule 485(b)
                    [X] on April 30, 1997 pursuant to rule 485(b)
                    [ ] 60 days after filing pursuant to rule 485(a)(1)
                    [ ] on _________ pursuant to rule 485(a)(1)
                    [ ] 75 days after filing pursuant to rule 485(a)(2)
                    [ ] on _________ pursuant to rule 485(a)(2)

-------------------------------------------------------------------------------

Registrant has elected to register pursuant to Rule 24f-2 an indefinite number of shares of beneficial interest of its series designated Wanger U.S. Small Cap and Wanger International Small Cap. On February 26, 1997, Registrant filed its Rule 24f-2 Notice for the fiscal year ended December 31, 1996.

-------------------------------------------------------------------------------

                             WANGER ADVISORS TRUST

         Cross reference sheet pursuant to rule 495(a) of Regulation C

Item No.                                   Location or caption/*/
-------                                    -------------------

                              Part A (Prospectus)
                             Wanger U.S. Small Cap
                        Wanger International Small Cap
                        ------------------------------


1.  Cover Page                             Cover Page

2.  Synopsis                               Expenses and Performance - Expenses

3.  Condensed Financial Information        Financial Highlights

4.  General Description of Registrant      The Funds at a Glance; Expenses and
                                           Performance; The Wanger Investment
                                           Objective and Policies; Securities,
                                           Investment Practices, and Risks;
                                           Organization and Management

5.  Management of the Fund                 Expenses and Performance;
                                           Organization and Management

5A. Management's Discussion of Fund        Not applicable
    Performance

6.  Capital Stock and Other Securities     Investing in the Funds; Dividends and
                                           Taxes

7.  Purchase of Securities Being Offered   Investing in the Funds

8.  Redemption or Repurchase               Investing in the Funds

9.  Pending Legal Proceedings              Not applicable



------------------------
*References are to captions within the part of the registration statement to which the particular item relates except as otherwise indicated.

Item No.                                      Location or caption*
--------                                      --------------------

                 Part B (Statement of Additional Information)
                             Wanger U.S. Small Cap
                        Wanger International Small Cap
                  -----------------------------------------

10.  Cover Page                               Cover Page

11.  Table of Contents                        Table of Contents

12.  General Information and History          Information About the Funds

13.  Investment Objectives and Policies       Investment Objectives and Policies;
                                              Investment Techniques and Risks

14.  Management of the Registrant             Trustees and Officers

15.  Control Persons and Principal            The Trust; Trustees and Officers
     Holders of Securities

16.  Investment Advisory and Other Services   Investment Adviser; Custodian; Independent
                                              Auditors

17.  Brokerage Allocation                     Portfolio Transactions

18.  Capital Stock and Other Securities       The Trust

19.  Purchase, Redemption, and Pricing of     Purchasing and Redeeming Shares
     Securities Being Offered

20.  Tax Status                               Additional Tax Information

21.  Underwriters                             Distributor

22.  Calculation of Performance Data          Performance Information

23.  Financial Statements                     Information About the Funds

---------------------------
*References are to captions within the part of the registration statement to which the particular item relates except as otherwise indicated.

Item No.                Location or caption*
--------                --------------------

                   Part C (Other Information)
                   --------------------------

      24           Financial statements and exhibits

      25           Persons controlled by or under common control with registrant

      26           Number of holders of securities

      27           Indemnification

      28           Business and other connections of investment adviser

      29           Principal underwriters

      30           Location of accounts and records

      31           Management services

      32           Undertakings


---------------------
* References are to captions within the part of the registration statement to which the particular item relates except as otherwise indicated.

--------------------------------------------------------------------------------
[Graphic of a Squirrel]                     Wanger Advisors Trust


                                            Wanger U.S. Small Cap
                                            Wanger International Small Cap

                                            Prospectus
                                            April 30, 1997





                                   Wanger 97

                                   CONTENTS
                                   --------

The Funds at a Glance.................................................1
Expenses and Performance..............................................2
Investing in the Funds................................................7
The Wanger Investment Objective and Policies.........................10
Securities, Investment Practices, and Risks..........................12
Organization and Management..........................................17
Dividends and Taxes..................................................21



                            Wanger Asset Management, L.P.
                            227 West Monroe Street
                            Suite 3000
                            Chicago, Illinois 60606

                            1-800-4-WANGER
                            (1-800-492-6437)

                             WANGER ADVISORS TRUST
                             WANGER U.S. SMALL CAP
                        WANGER INTERNATIONAL SMALL CAP

Wanger U.S. Small Cap and Wanger International Small Cap (each, a "Fund"; together, the "Funds"), series of Wanger Advisors Trust (the "Trust"), invest for long-term capital growth. Each Fund invests primarily in stocks of small and medium-size companies. Wanger U.S. Small Cap invests primarily in U.S. companies, and Wanger International Small Cap invests primarily in non-U.S. companies. Both Funds are managed by Wanger Asset Management, L.P. ("WAM").

Shares of Wanger U.S. Small Cap and Wanger International Small Cap are offered to life insurance companies ("Life Companies") for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity or variable life insurance contracts ("Variable Contracts"), and may also be offered directly to certain pension plans and retirement arrangements and accounts permitting accumulation of funds on a tax-deferred basis ("Retirement Plans").

                        ______________________________

Please read this prospectus before investing, and keep it on file for future reference. It contains important information about how the Funds invest and the availability of Fund shares.

A Statement of Additional Information ("SAI") dated the date of this prospectus has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. The SAI is available free upon request by calling WAM at:
1-800-4-WANGER.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  Prospectus
                                April 30, 1997

                             The Funds at a Glance

Goal

Wanger U.S. Small Cap ("U.S. Small Cap") and Wanger International Small Cap ("International Small Cap") invest for long-term growth of capital.

Strategy

U.S. Small Cap and International Small Cap invest primarily in stocks of small and medium-size companies. The Funds look for attractively-priced companies that Wanger Asset Management, L.P., investment adviser to the Funds, thinks will benefit from favorable long-term social, economic, or political trends. The areas of emphasis change from time to time. U.S. Small Cap invests primarily in U.S. companies. International Small Cap invests primarily in non-U.S. companies.

Management

Wanger Asset Management, L.P. ("WAM") chooses investments for the Funds. WAM employs a team approach to management of the Funds. The management team is comprised of the lead portfolio manager, other WAM portfolio managers and research analysts. Team members share responsibility for providing ideas, information, knowledge and expertise in managing the Funds. Each team member has one or more areas of expertise that is applied to the management of the Fund. Daily decisions on portfolio selection rest with the lead portfolio manager who utilizes the input and advice of the management team in making purchase and sale decisions.

Robert A. Mohn is the lead portfolio manager of U.S. Small Cap and Marcel Houtzager is the lead portfolio manager of International Small Cap.

Who May Want To Invest

U.S. Small Cap and International Small Cap are designed for investors who want long-term growth of capital rather than income and who have the long-term investment outlook needed for investing in the stocks of small and medium-size companies in the U.S. and overseas. Shares of the Fund are sold only to Life Companies and certain Retirement Plans. See "Investing in the Fund -- Who May Invest."

The value of each Fund's investments and the return it generates varies from day to day. Performance depends on WAM's skill in identifying the trends that are the basis for the Fund's stock selections, and in picking individual stocks, as well as general market and economic conditions.

The stocks of small companies often involve more risk than the stocks of larger companies. Over time, these stocks have shown greater growth potential than other types of securities. In the short term, however, stock prices may fluctuate widely in response to company, market, or economic news. The Funds do not pursue income, and are not by themselves a balanced investment plan.


                           Expenses and Performance

Expenses

Transaction expenses are charges paid when shares of the Funds are purchased or sold.

-------------------------------------------------------------------------------

  Maximum sales charge on purchases
  and reinvested dividends................................................None

  Deferred sales charge on redemption.....................................None

-------------------------------------------------------------------------------

  Annual Fund operating expenses. Each Fund pays its own operating expenses including the management fee to WAM. Expenses are factored into the Fund's price or dividends, are subtracted from the share price daily, and are not charged directly to shareholders. All Fund operating expenses are calculated as a percentage of average net assets.

--------------------------------------------------------------------------------
Wanger U.S. Small Cap


Management Fee...........................................................  0.99%
12b-1 Fee................................................................  None
Other Expenses...........................................................  0.22%
--------------------------------------------------------------------------------
Total Fund Operating Expenses............................................  1.21%


--------------------------------------------------------------------------------
Wanger International Small Cap

Management Fee...........................................................  1.30%
12b-1 Fee................................................................  None
Other Expenses...........................................................  0.49%
--------------------------------------------------------------------------------
Total Fund Operating Expenses............................................  1.79%


The management fees shown are based on the following schedule: for U.S. Small Cap, 1.00% of the net asset value of the Fund up to $100 million, 0.95% of the net asset value of the Fund in excess of $100 million and up to $250 million, and 0.90% of the net asset value in excess of $250 million; for International Small Cap, 1.30% of the net asset value of the Fund up to $100 million, 1.20% of the net asset value of the Fund in excess of $100 million and up to $250 million, and 1.10% of the net asset value in excess of $250 million. The "Other Expenses" are at the rates incurred during the last fiscal year. As required by SEC rules, "Other Expenses" reflects gross custody fees. Net of custodian fees paid indirectly, "Other Expenses" would have been .20% for U.S. Small Cap and .45% for International Small Cap. Total Fund Operating Expenses would have been 1.19% and 1.75%, respectively. Starting in 1996, WAM has voluntarily agreed to reimburse each Fund in the event that the management fee and certain operating expenses of that Fund in any fiscal year exceed 1.50% of average daily net assets for U.S. Small Cap and 1.90% of average daily net assets for International Small Cap. See "Investment Adviser" in the SAI.

UNDERSTANDING EXPENSES

Operating a mutual fund involves a variety of expenses for portfolio management, accounting, tax reporting, and other services. These costs are paid from the fund's assets; any quoted share price or return is after expenses.

  Example: Let's say, hypothetically, that each Fund's annual return is 5% and that its operating expenses are exactly as shown above. For every $1,000 you invested, here's how much would have been paid in total expenses if shares of each Fund were redeemed after the number of years indicated:


Wanger U.S. Small Cap
After 1 year..............................................................$ 12
After 3 years.............................................................$ 38
After 5 years.............................................................$ 67
After 10 years............................................................$148

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Wanger International Small Cap
After 1 year..............................................................$ 18
After 3 years.............................................................$ 56
After 5 years.............................................................$ 97
After 10 years............................................................$213

--------------------------------------------------------------------------------

The table and examples illustrate the effect of direct and indirect expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary.

FINANCIAL HIGHLIGHTS

  The following information has been audited by Ernst & Young LLP, independent auditors. Their unqualified report, and the Funds' financial statements, are included in the Trust's Annual Report. The financial statements of each fund and the auditors' report are incorporated by reference into the SAI.

                                                               Year ended        May 3, 1995 through
                                                            December 31, 1996      December 31, 1995
----------------------------------------------------------------------------------------------------
Wanger U.S. Small Cap

Net asset value, beginning of period                                 $  11.60              $   10.00

Income from investment operations
 Net investment loss (c)                                                 (.06)                  (.05)
 Net realized and unrealized gain on investments                         5.46                   1.65
 ---------------------------------------------------------------------------------------------------
 Total from investment operations                                        5.40                   1.60

Less distributions
 Dividends from net investment income                                    ----                   ----
 Distributions from net realized gain                                    (.03)                  ----
 ---------------------------------------------------------------------------------------------------
 Total distributions                                                     (.03)                  ----

Net asset value, end of period                                       $  16.97              $   11.60
----------------------------------------------------------------------------------------------------
Total return                                                            46.59%                 16.00%

Ratios/supplemental data:
Ratio of expenses to average net assets (a) (b)                          1.21%                  2.08%*
Ratio of net investment loss to average net assets (b)                   (.41%)                (1.44%)*
Portfolio turnover rate                                                 46.00%                 59.00%*
Net assets at end of period (000s omitted)                           $128,958              $  21,904

The average commissions paid per share on stock transactions for the year ended December 31, 1996 was $.0581.
----------------------------------------------------------------------------------------------------

*Annualized

(a) In accordance with a requirement by the Securities and Exchange Commission, this ratio reflects gross custodian fees. This ratio net of custodian fees paid indirectly would have been 1.19% for the year ended December 31, 1996 and 2.00% for the period ended December 31, 1995.

(b) The Fund was reimbursed by the Advisor for certain expenses from May 3, 1995 through December 31, 1995. Without the reimbursement, the ratio of expenses to average net assets and the ratio of net investment loss to average net assets for the period ended December 31, 1995 would have been 2.35% and (1.71%), respectively.

(c) Net investment loss per share for the year ended December 31, 1996 was based upon the average shares outstanding during the year.

                                                                Year ended       May 3, 1995 through
                                                             December 31, 1996    December 31, 1995
----------------------------------------------------------------------------------------------------
Wanger International Small Cap

Net asset value, beginning of period                                  $ 13.45              $   10.00

Income from investment operations
 Net investment loss (c)                                                 (.09)                  (.03)
 Net realized and unrealized gain on investments                         4.38                   3.48
----------------------------------------------------------------------------------------------------
 Total from investment operations                                        4.29                   3.45

Less distributions                                                       ----
 Dividends from net investment income                                    ----                   ----
 Distributions from net realized gain                                    (.03)                  ----
----------------------------------------------------------------------------------------------------
 Total distributions                                                     (.03)                  ----

Net asset value, end of period                                        $ 17.71              $   13.45
----------------------------------------------------------------------------------------------------

Total return                                                            32.01%                 34.50%

Ratios/supplemental data:
Ratio of expenses to average net assets (a) (b)                          1.79%                  2.32%*
Ratio of net investment loss to average net assets (b)                   (.56%)                (0.81%)*
Portfolio turnover rate                                                 50.00%                 14.00%*
Net assets at end of period (000s omitted)                            $84,855              $  11,369

The average commissions paid per share on stock transactions for the year ended December 31, 1996 was $.0130.

----------------------------------------------------------------------------------------------------

*Annualized

(a) In accordance with a requirement by the Securities and Exchange Commission, this ratio reflects gross custodian fees. This ratio net of custodian fees paid indirectly would have been 1.75% for the year ended December 31, 1996 and 2.00% for the period ended December 31, 1995.

(b) The Fund was reimbursed by the Advisor for certain expenses from May 3, 1995 through December 31, 1995. Without the reimbursement, the ratio of expenses to average net assets and the ratio of net investment loss to average net assets for the period ended December 31, 1995 would have been 4.20% and (2.69%), respectively.

(c) Net investment loss per share for the year ended December 31, 1996 was based upon the average shares outstanding during the year.

Performance

Mutual fund performance is commonly measured as total return. Total return is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains. Total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

  Total returns are based on past results and are not a prediction of future performance. They do not include the effect of income taxes.

  The Funds sometimes show their performance compared to stock indexes (described in the SAI), or give their ratings or rankings determined by an unrelated organization.

  Information about the performance of the Funds is contained in the Trust's annual report which may be obtained free of charge by calling WAM at: 1-800-4-WANGER.

  Total returns quoted for the Funds include the effect of deducting each Fund's expenses, but will not include charges and expenses attributable to a particular Variable Contract or Retirement Plan. Because shares of the Funds may only be purchased through a Variable Contract or an eligible Retirement Plan, an individual owning a Variable Contract or participating in a Retirement Plan should carefully review the Variable Contract disclosure documents or Retirement Plan information for information on relevant charges and expenses. Excluding these charges from quotations of each Fund's performance has the effect of increasing the performance quoted. These charges should be considered when comparing a Fund's performance to other investment vehicles.

                            Investing in the Funds

Doing Business With The Trust

The Trust provides Life Companies and Retirement Plans with information Monday through Friday, except holidays, from 8:00 a.m. to 4:30 p.m. Central time. For information, prices, literature, or to obtain information regarding the availability of Fund shares or how Fund shares are redeemed, call WAM at 1-800-4-WANGER.

Who May Invest

Shares of the Funds are issued and redeemed in connection with investments in and payments under certain qualified and non-qualified Variable Contracts issued through separate accounts of the Life Companies. Shares of the Funds may also be offered directly to certain of the following types of qualified plans and retirement arrangements and accounts, collectively called "Retirement Plans":

 . a plan described in section 401(a) of the Internal Revenue Code that includes a trust exempt from tax under section 501(a);
 . an annuity plan described in section 403(a);
 . an annuity contract described in section 403(b), including a 403(b)(7)
  custodial account;
 . a governmental plan under section 414(d) or an eligible deferred compensation plan under section 457(b); and
 . a plan described in section 501(c)(18).

The trust or plan must be established before shares of the Funds can be purchased by the plan. Neither the Funds nor WAM offers prototypes of these plans. The Funds have imposed certain additional restrictions on sales to Retirement Plans to reduce their expenses. To be eligible to invest in the Funds, a Retirement Plan must be domiciled in a state in which Fund shares may be sold without payment of a fee to the state. In most states, this policy will require that a Retirement Plan have at least $5 million in assets and that investment decisions are made by a Plan fiduciary rather than Plan participants in order for the Plan to be eligible to invest. The Funds do not intend to offer shares in states where the sale of Fund shares requires the payment of a fee. A Retirement Plan may call WAM at 1-800-4-WANGER to determine if it is eligible to invest.

How to Invest and Redeem

Shares of U.S. Small Cap and International Small Cap may not be purchased or redeemed directly by individual Variable Contract owners or individual Retirement Plan participants. Variable Contract owners or Retirement Plan participants should consult the disclosure documents for their Variable Contract, or the plan documents (including the summary plan description) for their Retirement Plan, regarding the provisions of the Variable Contract or of the Retirement Plan which govern the availability of the Fund as an investment vehicle for allocations under their Variable Contract or Retirement Plan.

  No sales commissions of any kind are imposed upon purchases of Fund shares by Life Companies or Retirement Plans. (However, each Variable Contract imposes its own charges and fees on owners of the Variable Contract, and Retirement Plans may impose such charges on participants in the Retirement Plan.) The price paid for shares is the net asset value ("NAV") next calculated after a Fund or its agent receives and accepts an order to purchase Fund shares. Purchase orders are considered received when information identifying the purchaser and the money to pay for the shares are received. Redemptions will be effected through the Life Companies and Retirement Plan trustees to meet obligations under the Variable Contracts and the Retirement Plans. In the case of a Life Company purchaser, particular purchase and redemption procedures typically will be set forth in an agreement between the Trust and the Life Company. The Trust may enter into similar agreements with Retirement Plans.

  Purchases. To the extent not otherwise provided in any agreement between the Trust and a Life Company or Retirement Plan, shares of a Fund may be purchased by check or by wire transfer of funds. To be effective, a purchase order must consist of the money to purchase the shares and (i) information identifying the purchaser, in the case of a Life Company or Retirement Plan with which the Funds have entered into an agreement, or a subsequent purchase by a Life Company or Retirement Plan that is already a Fund shareholder, or (ii) a completed purchase application, in the case of the initial investment by a Retirement Plan with which the Funds do not have an agreement.

  Redemptions. Subject to the terms of any agreement between the Funds and any Life Company or Retirement Plan, shares may be redeemed by written request or by telephone (for redemptions of $50,000 or less), with proceeds paid by check or by wire transfer.

  Redeeming Shares in Writing. A written redemption request must:

     .  identify the owner of the account;
     .  specify the number of shares or dollar amount to be  redeemed;
     . be signed on behalf of the owner by an individual or individuals authorized to do so, and include evidence of their authority;
     . if the shares to be redeemed have a value of more than $50,000, include a signature guarantee by an "eligible guarantor institution" as defined in the rules under the Securities Exchange Act of 1934 (including a bank, broker-dealer, credit union (if authorized under state law), national securities exchange, registered securities association, clearing agency or savings association, but not a notary public); and
     . be accompanied by any stock certificates representing the shares to be redeemed.

A check for the redemption proceeds will be mailed to the address of record unless payment by wire transfer is requested.

  Redeeming Shares by Telephone. Unless a Retirement Plan shareholder chose on its purchase application not to have the ability to do so, redemptions of shares having a value of $50,000 or less may be requested by calling the Fund's transfer agent at 1-800-962-1585. The Fund will not be responsible for unauthorized transactions if it follows reasonable procedures to confirm that instructions received by telephone are genuine, such as requesting identification information that appears on a Retirement Plan's purchase application and requiring permission to record the telephone call. If you are unable to reach the Funds or their transfer agent by telephone, your redemption request would have to be placed by mail.

  Exchanging Shares by Telephone. To the extent not otherwise provided in an agreement between the Trust and a Retirement Plan shareholder, a Retirement Plan may exchange shares of one Fund for shares of the other Fund by telephone by calling 1-800-962-1585. Shares may be exchanged only between identically-registered accounts, and the shares in the new Fund must be available for sale without payment of a fee under any applicable state securities law. Shares for which share certificates have been issued may not be exchanged by telephone. (If you want to return your certificates, call the Funds' transfer agent at 1-800-962-1585 for instructions.) Because excessive trading can hurt Fund performance and shareholders, the Funds reserve the right to temporarily or permanently terminate the exchange privilege of any shareholder who makes excessive use of the exchange plan. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund. The Funds may limit the number of exchanges per year. The Funds will not be responsible for unauthorized transactions if they follow reasonable procedures to confirm that instructions received by telephone are genuine, such as requesting information that appears on a Retirement Plan's purchase application and requiring permission to record the telephone call.

  Normally, redemption proceeds will be paid within seven days after a Fund or its agent receives a request for redemption. Redemptions may be suspended or payment date postponed on days when the New York Stock Exchange ("NYSE") is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Share Price

The Funds are open for business each day the NYSE is open. The offering price (price to buy one share) and redemption price (price to sell one share) are the Fund's net asset value ("NAV") calculated at the next Closing Time after receipt of an order. Closing Time is the time of the close of regular session trading on the NYSE, which is usually 3:00 p.m. Central time, but is sometimes earlier.

  A Fund's NAV is the value of a single share. The NAV is computed by adding up the value of the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

  Each Fund's portfolio securities and assets are valued primarily on the basis of market quotations from the primary market in which they are traded or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects a fair value. Values of foreign securities are translated from the local currency into U.S. dollars using current exchange rates.

  A purchase or redemption of Fund shares will be priced at the next NAV calculated after the purchase or redemption request is received and accepted by the Funds or their agent. An order received before Closing Time will get that day's price; an order received after Closing Time will get the next day's price.

Statements and Reports

Information sent to Life Companies and Retirement Plans semi-annually includes:

 . Schedule of Fund investments.
 . Reports to shareholders.
  Call WAM at: 1-800-4-WANGER for copies of Fund reports.


                 The Wanger Investment Objective and Policies

U.S. Small Cap and International Small Cap seek long-term growth of capital. Although income is considered in the selection of securities for U.S. Small Cap, neither Fund is designed for investors seeking primarily income rather than capital appreciation.

  The Fund prefers small companies. Since large institutions seek highly marketable stocks, the stocks of large companies are studied in detail by security analysts, with the result that all investors know much the same thing about large companies. WAM prefers to work with stocks where values are more attractive because the facts about the companies are not universally known. U.S. Small Cap and International Small Cap thus generally concentrate purchases on that segment of the market where the competition is less intense -- companies with a total common stock market capitalization of less than $1 billion. WAM wants to be able to understand any company in which the Funds invest, and smaller companies are easier to comprehend than large firms or conglomerates. When a company develops into a multi-industry giant, it is difficult for even the top management of the company to understand its own business and even harder for an outsider to follow such widespread activities. Since WAM places a premium on understanding the Funds' investments, when possible WAM talks to top management directly. That is easier to do with smaller firms.

  Under normal market conditions, each Fund invests at least 65% of its total assets, at market value at the time of investment, in companies with total stock market capitalizations of $1 billion or less. The dollar value of the capitalization range may change as overall market capitalization ranges change. The Funds are not required to sell a security that grows to a size greater than $1 billion.

  Looking for high quality companies. The Funds look for quality businesses, with each investment ideally resting on a solid tripod of growth potential, financial strength, and fundamental value. Not all of the companies in which the Funds invest necessarily have all of these characteristics.

  The sources of growth may be a growing marketplace for the company's product, good design, efficient manufacturing, sound marketing, or good profit margins. Financial strength means low debt, adequate working capital, and conservative accounting principles. Strong capitalization gives management the stability and flexibility to reach strategic objectives. In economies with less well-developed capital markets than those of the U.S., a strong balance sheet is an essential component of competitive advantage. Fundamental value means low relative price. The existence of a good company does not necessarily make its stock a good buy. The price of a stock determines value as measured relative to dividends, earnings, cash flow, growth rate, book value, and economic replacement value of assets. The emphasis on fundamentals in relation to price sets U.S. Small Cap and International Small Cap apart from pure "growth" or "value" funds.

  WAM also believes that finding and understanding high quality companies is important because investing in smaller companies involves relatively higher investment costs. One way to reduce these costs is to invest with a long-term time horizon (at least 2-5 years) and to avoid frequent turnover of the stocks held by the Funds. Occasionally, however, securities purchased on a long-term basis may be sold within 12 months after purchase in light of a change in the circumstances of a particular company or industry, or in general market or economic conditions.

  Investment themes. To find long-term investments and reduce its rate of turnover, the Funds seek out areas of the economy that they believe will benefit from favorable long-term economic and political trends. These areas of emphasis may change from time to time, and are usually related to identified investment themes or market niches. A small company frequently can carve out a specialized niche for itself. The niche can be geographic, like that of a regional bank or community newspaper. It can be technological, based on patents and know-how. Sometimes the niche is a marketing technique. In international investing, the niche can be participation in a fast-growth economy. A well-run business in a growing country has an easier path to a high growth rate.

  The Funds invest primarily in equity securities, including common and preferred stocks, warrants or other similar rights, and convertible securities. The Funds may purchase foreign securities in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs), or other securities representing underlying shares of foreign issuers. The Funds may also invest in any other type of security, including debt securities.

  Under normal market conditions, International Small Cap will generally invest at least 65% of its total assets, taken at market value, in foreign securities. The foreign securities in which the Funds invest may be traded in mature markets and in emerging markets. Each Fund's investment restrictions do not require it to invest in a minimum or maximum number of countries; however, state insurance laws may impose diversification or other requirements on the Funds' foreign investing. The Funds may invest without limit in corporate or government obligations or hold cash or cash equivalents if WAM determines that a temporary defensive position is advisable. If investments in foreign securities appear to be relatively unattractive because of current or anticipated adverse political or economic conditions, International Small Cap may hold cash or invest any portion of its assets in securities of the U.S. government, its agencies and instrumentalities, and equity and debt securities of U.S. companies, as a temporary defensive strategy. The Funds use various techniques to increase or decrease its exposure to the effects of possible changes in security prices, currency exchange rates, or other factors that affect the value of a Fund's portfolio. These techniques include buying and selling options, futures contracts, or options on futures contracts, or entering into currency exchange contracts or swap agreements.

  The investment objective of either U.S. Small Cap and International Small Cap may be changed by the Board of Trustees without shareholder approval. If there were such a change, investors should consider whether that Fund would remain an appropriate investment in light of then current financial position and needs. The Funds are not intended, alone or together, to present a balanced investment program.


                  Securities, Investment Practices, and Risks

The following pages contain more detailed information about types of investments the Funds may make, and strategies WAM may employ in pursuit of each Fund's investment objective, including information about the risks and restrictions associated with these instrument types and investment practices. All policies stated throughout this prospectus, other than those identified as fundamental, can be changed without shareholder approval. A complete statement of each Fund's investment restrictions is included in the SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required because of a subsequent change in circumstances.

  WAM may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help a Fund achieve its goal.

  Common stocks represent an equity (ownership) interest in a corporation. This ownership interest often gives a Fund the right to vote on measures affecting the company's organization and operations. Although common stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term.

  U.S. Small Cap and International Small Cap invest mostly in the securities of smaller companies, that is, companies with a total common stock market capitalization of less than $1 billion at the time of the initial investment. During some periods, the securities of small companies, as a class, have performed better than the securities of large companies, and in some periods they have performed worse. Stocks of small companies tend to be more volatile and less liquid than stocks of large companies. Small companies, as compared with larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their shares.

  Restrictions: Neither Fund may acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer./*/

Foreign Securities

Investments in foreign securities provide opportunities different from those available in the U.S., and risks which in some ways may be greater than in U.S. investments. International investing

-----------------
/*/ These restrictions are "fundamental," which means that they cannot be changed without shareholder approval.

allows greater diversification and provides an ability to take advantage of changes in foreign economies and market conditions. From time to time, many foreign economies have grown faster than the U.S. economy, and the returns on investments in these countries have exceeded those of similar U.S. investments, although there can be no assurance that these conditions will continue.

  Investors should understand and consider carefully the greater risks involved in foreign investing. Investing in foreign securities, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain risks and opportunities not typically associated with investing in U.S. securities. These include: fluctuations in exchange rates of foreign currencies; imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements. In addition, the costs of investing in foreign securities are higher than the cost of investing in U.S. securities.

  Investing in countries outside the U.S. also involves political risk. A foreign government might restrict investments by foreigners, expropriate assets, seize or nationalize foreign bank deposits or other assets, establish exchange controls, or enact other policies that could affect investment in these nations. Economies in individual markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced extremely high rates of inflation for many years. That has had and may continue to have side effects on the economies and securities markets of those countries.

  The securities markets of emerging countries are substantially smaller, less developed, less liquid, and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards are in many respects less stringent than in the U.S. There also may be a lower level of monitoring and regulation in emerging markets of traders, insiders, and investors. Enforcement of existing regulations has been extremely limited.

  The Funds may invest in ADRs that are not sponsored by the issuer of the underlying security. To the extent the Fund does so, it would probably bear its proportionate share of the expenses of the depository and might have greater difficulty in receiving copies of the issuer's shareholder communications than would be the case with a sponsored ADR.

  The Funds may invest in securities purchased on a when-issued and delayed delivery basis. Although the payment terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if WAM considers it advisable for investment reasons.

  Restrictions: Under normal market conditions, International Small Cap invests at least 65% of its total assets in foreign securities. U.S. Small Cap will generally invest at least 65% of its total assets in domestic securities.

Managing Investment Exposure

The Funds use various techniques to increase or decrease their exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of the Funds' portfolios. These techniques include buying and selling options, futures contracts, or options on futures contracts, or entering into currency exchange contracts or swap agreements.

  These techniques are used by WAM to adjust the risk and return characteristics of the Funds' portfolios. If WAM judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund's investments, or if the counterparty to the transaction does not perform as promised, the transaction could result in a loss. Use of these techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques are used by the Funds for hedging, risk management or portfolio management purposes and not for speculation.

  Currency exchange transactions. A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded and are usually for less than one year, but may be renewed.

  Currency exchange transactions may involve currencies of the different countries in which the Funds may invest, and serve as hedges against possible variations in the exchange rate between these currencies. The Funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to a specific receivable or payable of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. The Funds may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in such currency. When a Fund owns or anticipates owning securities in countries whose currencies are linked, WAM may aggregate such positions as to the currency hedged. Although forward contracts may be used to protect a Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on that Fund's total return.

  Options and futures. Each Fund may enter into stock index or currency futures contracts (or options thereon) to hedge a portion of that Fund's portfolio, to provide an efficient means of regulating the Fund's exposure to the equity markets, or as a hedge against changes in prevailing levels of currency exchange rates. Each Fund may write covered call options and purchase put and call options on foreign currencies, securities, and stock indices. Futures contracts and options can be highly volatile. A Fund's attempt to use such investments for hedging purposes may not be successful and could result in reduction of that Fund's total return.

  Restrictions: A Fund will not use futures contracts for speculation, and will limit its use of futures contracts so that no more than 5% of that Fund's total assets would be committed to initial margin deposits or premiums on such contracts. The aggregate market value of each Fund's currencies or portfolio securities covering call or put options will not exceed 10% of that Fund's net assets.

Debt Securities

Bonds and other debt instruments are methods for an issuer to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates.

  "Investment grade" debt securities are those rated within the four highest ratings categories of Standard & Poor's Corporation ("S&P") or Moody's Investors Services, Inc. ("Moody's") or, if unrated, determined by WAM to be of comparable quality. Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Investment in non-investment grade debt securities is speculative and involves a high degree of risk.

  Lower-rated debt securities (commonly called "junk bonds") are often considered speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty.

  Money market instruments are high-quality, short-term debt securities that present minimal credit risk. These instruments may carry fixed or variable interest rates and are called cash equivalents.

  U.S. Small Cap may invest without limit in corporate or government obligations, or hold cash or cash equivalents if WAM determines that a temporary defensive position is advisable. If investments in foreign securities appear to be relatively unattractive because of current or anticipated adverse political or economic conditions, International Small Cap may hold cash or invest any portion of its assets in securities of the U.S. government, its agencies or instrumentalities, and equity and debt securities of U.S. companies, as a temporary defensive strategy. To meet liquidity needs (which, under normal market conditions, are not expected to exceed 25% of its total assets) or for temporary defensive purposes, each Fund may hold cash in domestic and foreign currencies and may invest in domestic and foreign money market securities.

  Restrictions: There are no restrictions on the ratings of debt securities owned by the Funds or the portion of a Fund's assets that may be invested in debt securities in a particular ratings category, except that neither Fund may invest more than 20% of its assets in securities rated below investment grade or considered by WAM to be of comparable credit quality. Neither Fund expects to invest more than 5% of its net assets in such securities during the current fiscal year.

Illiquid and Restricted Securities

Some investments may be determined by WAM to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. Other securities, such as securities acquired in private placements, may be sold only in compliance with certain legal restrictions. Difficulty in selling securities may result in delays or a loss, or may be costly to the Fund.

  Restrictions: Neither Fund may purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid or restricted securities./*/

Lending and Repurchase Agreements

The Funds generally may not make loans, but will invest in repurchase agreements. A repurchase agreement involves a sale of securities to a Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller the Fund could experience both losses and delays in liquidating its collateral.

  Restrictions: Neither Fund may make loans, but this restriction shall not prevent a Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or
(c) lending portfolio securities,/**/ provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan)./*/

Diversification

The Fund's investment portfolio is well diversified to reduce risk.

  Restrictions: Neither Fund may, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer. Neither Fund may invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. government securities./*/

Other Investment Companies

Certain markets are closed in whole or in part to equity investments by foreigners. The Funds may be able to invest in such markets solely or primarily through governmentally-authorized investment companies.

  Investment in another investment company may involve the payment of a premium above the value of the issuer's portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. The Funds do not intend to invest in other investment companies unless, in the judgment of WAM, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own management fees and other expenses.

  Restrictions: A Fund generally may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company (in each case measured at the time of investment). No investment in another investment company may represent more than 3% of the outstanding stock of the acquired investment company at the time of investment.

State Insurance Restrictions

The Funds are sold to the Life Companies in connection with Variable Contracts, and will seek to be available under Variable Contracts sold in a number of jurisdictions. Certain states have regulations or guidelines concerning concentration of investments and other investment techniques. If applied to the Funds, the Funds may be limited in their ability to engage in certain techniques and to manage their portfolios with the flexibility provided herein. In order to permit a Fund to be available under Variable Contracts sold in certain states, each Fund may make commitments that are more restrictive than the investment policies and limitations described above and in the statement of additional information. If a Fund determines that such a commitment is no longer in the Fund's best interests, the commitment may be revoked by terminating the availability of the Fund to Variable Contract owners residing in such states.

                          Organization and Management

Organization

U.S. Small Cap and International Small Cap are series of Wanger Advisors Trust, an open-end, management investment company. The Trust is a Massachusetts business trust organized under an agreement and declaration of trust dated August 30, 1994. Each share of a Fund is entitled to participate pro rata in any dividends and other distributions declared by the Board of Trustees with respect to that Fund, and all shares of a Fund have equal rights in the event of liquidation of that Fund.

  The Trust is governed by a Board of Trustees, which is responsible for protecting the interests of the shareholders of the Funds. The Trustees are experienced executives and professionals who meet at regular intervals to oversee the activities of the Trust and the Funds, review contractual arrangements with companies that provide services to the Funds and the Trust, and review performance.

-----------------
/*/   These restrictions are "fundamental," which means that they cannot be changed without shareholder approval.
/**/  The Funds have no present intention of lending their portfolio securities.

  The Trust may hold special meetings of shareholders. These meetings may be called to elect or remove Trustees, change fundamental policies, approve a management contract, or for other purposes. The Funds will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. (The Trust is not required to hold annual meetings of shareholders and does not intend to do so.) For further information on the rights of shareholders of the Funds, see "Availability of the Funds and Shareholder Rights" below.

Management

The Funds are managed by Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, which chooses the Funds' investments and handles their business affairs under the direction of the Board of Trustees.
WAM is a limited partnership managed by its general partner, Wanger Asset Management, Ltd., controlled by Ralph Wanger. WAM manages approximately $5.6 billion in assets. WAM employs a team approach to management of the Funds. The management teams are comprised of a lead portfolio manager, other WAM portfolio managers and research analysts. Team members share responsibility for providing ideas, information and knowledge in managing the Funds, with each team member having one or more particular areas of expertise applicable to the management of the Funds. Daily decisions on portfolio selection rest with the lead portfolio manager who utilizes the input and advice of the management team in making purchase and sale determinations.

  Ralph Wanger is the president of WAM and its chief investment strategist. He is also the chairman of the board of trustees of the Trust. Mr. Wanger is also lead portfolio manager of Acorn Fund and chief investment strategist of Acorn Investment Trust (Acorn Fund, Acorn International and Acorn USA). Mr. Wanger has been president and a member of the board of Acorn Fund and its predecessor since 1970. He is a principal of WAM and was a principal of Acorn Fund's prior adviser until July 1992.

  Marcel P. Houtzager is a vice president of the Trust, and is the lead manager of International Small Cap. A specialist in foreign equities, Mr. Houtzager joined WAM as an investment analyst in April 1992, becoming a principal in 1995. Mr. Houtzager is also a vice president of Acorn Investment Trust.

  Robert A. Mohn is a vice president of the Trust and is the lead portfolio manager of U.S. Small Cap. Mr. Mohn is also a vice president of Acorn Investment Trust, and the lead manager of Acorn USA. Mr. Mohn has been a key member of WAM's domestic analytical team since August 1992, and a principal of WAM since July 1995.

  Charles P. McQuaid is a member of the management team of U.S. Small Cap. Mr. McQuaid is a trustee and senior vice president of the Trust. He is also a trustee and senior vice president of Acorn Investment Trust, and is a co-manager of Acorn Fund. Mr. McQuaid has been a principal of WAM since July 1992 and before that date was a principal of Acorn's prior investment adviser. He has worked with Mr. Wanger for 19 years.

  Terence M. Hogan, another member of the U.S. Small Cap team, is a vice president of the Trust. He is also a vice president of Acorn Investment Trust, and is a co-manager of Acorn Fund. He has been a principal of WAM since July 1992 and was an analyst with Acorn's prior investment adviser before that date. Mr. Hogan has spent 11 years working with Mr. Wanger.

  Leah J. Zell is a member of International Small Cap's management team and is a vice president of the Trust. Ms. Zell is also a vice president of Acorn Investment Trust, and is the lead manager of Acorn International. She has been a principal of WAM since July 1992 and was an analyst with Acorn's prior investment adviser before that date. Ms. Zell has been working with Mr. Wanger for 13 years.

  Merrillyn J. Kosier, vice president, Bruce H. Lauer, vice president and treasurer, and Paula L. Rogers, vice president and secretary, are the other executive officers of the Trust.

  State Street Bank and Trust Company is each Fund's transfer agent, shareholder servicing agent and custodian.

Distributor

Shares of the Funds are offered for sale through WAM Brokerage Services, L.L.C. ("WAM BD") without any sales commission or charges to the Funds or Life Companies or Retirement Plans purchasing Fund shares. However, each Variable Contract imposes its own charges and fees on owners of Variable Contracts and Retirement Plans may impose such charges on participants in a Retirement Plan. WAM BD is wholly-owned by WAM, the Funds' investment adviser, and the investment adviser's general partner, Wanger Asset Management, Ltd. WAM BD's address is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. All distribution and promotional expenses relating to the Funds are paid by WAM, including the payment or reimbursement of any expenses incurred by WAM BD.

Expenses

Like all mutual funds, U.S. Small Cap and International Small Cap pay expenses related to their daily operations. Expenses paid out of each Fund's assets are reflected in its share price or dividends.

  Each Fund pays a management fee to WAM for managing its investments and business affairs, as set forth under "Expenses and Performance." While the management fee is a significant component of each Fund's annual operating costs, the Funds have other expenses as well. Each Fund pays the fees of its custodian, transfer agents, auditors and lawyers. It also pays other expenses such as the cost of compliance with federal and state laws, proxy solicitations, shareholder reports, taxes, insurance premiums, and the fees of Trustees who are not otherwise affiliated with the Trust or WAM.

  Additional expenses are incurred under the Variable Contracts and the Retirement Plans. These expenses are not described in this prospectus; Variable Contract owners and Retirement Plan participants should consult the Variable Contract disclosure documents or Retirement Plan information regarding these expenses.

  From time to time, WAM may pay amounts from its past profits to Life Companies or other organizations that provide administrative services for the Funds or that provide to owners of Variable Contracts and/or participants in Retirement Plans other services relating to the Funds. These services may include, among other things: sub-accounting services; answering inquiries regarding the Funds; transmitting, on behalf of the Funds, proxy statements, shareholder reports, updated prospectuses and other communications regarding the Funds; and such other related services as the Funds, owners of Variable Contracts, and/or participants in Retirement Plans may request. The amount of any such payment will be determined by the nature and extent of the services provided by the Life Company or other organization. Payment of such amounts by WAM will not increase the fees paid by the Funds or their shareholders.

Availability of the Funds and
Shareholder Rights

Shares of the Funds will be sold only to separate accounts of Life Companies, and to certain Retirement Plans as described under "Investing in the Funds -- Who May Invest." The Trustees of the Trust may refuse to sell shares of the Funds to any person, or suspend or terminate the offering of shares if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Trustees acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of the Funds.

  Each Fund offers its shares to (i) Variable Contracts (including variable annuity and variable life insurance contracts) offered through Life Companies which may or may not be affiliated with each other and (ii) Retirement Plans. Due to differences in tax treatment and other considerations, the interests of various Variable Contract owners and Retirement Plan participants may conflict. The Board of Trustees of the Trust will monitor the Funds for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board of Trustees may require one or more Life Companies' separate accounts and/or Retirement Plans to withdraw its investments in the Funds. As a result, a Fund may be forced to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the Funds to any Variable Contract or Retirement Plan or may suspend or terminate the offering of shares of the Funds if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Funds.

  Pursuant to current interpretations of the Investment Company Act of 1940, as amended, the Life Companies will solicit voting instructions from Variable Contract owners with respect to any matters that are presented to a vote of shareholders. The exercise of voting rights on shares held by Retirement Plans will be governed by the terms of such Retirement Plans. Some Retirement Plans may pass-through voting to plan participants. Shares held by other Retirement Plans may be voted by the trustees of the Retirement Plan or by a named fiduciary or an investment manager. Retirement Plan participants should consult their plan documents for information.

  On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote shall be voted in the aggregate and not by Fund, except for matters concerning only one Fund. Certain matters approved by a vote of shareholders of one Fund of the Trust may not be binding on a Fund whose shareholders have not approved such matters. The holder of each share of the Trust shall be entitled to one vote for each full share and a fractional vote for each fractional share of stock. Shares of one Fund may not bear the same economic relationship to the Trust as shares of another Fund.

                              Dividends and Taxes

Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As such, a Fund is not subject to federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net gains from certain foreign currency transactions, and net realized short-term capital gain, if any) and any net realized capital gain (the excess of net realized long-term capital gain over net realized short-term capital loss) that it distributes to its shareholders. It is the intention of each Fund to distribute all such income and gains.

  All dividends are distributed to the separate accounts and to the Retirement
Plans and will be automatically reinvested in Trust shares.   Dividends and
distributions made by the Funds to the separate accounts are taxable, if at all, to the Life Companies; they are not taxable to Variable Contract owners. Dividends and distributions made by the Funds to the Retirement Plans are not taxable to the Retirement Plans or to the participants thereunder.

  For a discussion of the taxation of the Life Companies and separate accounts, as well as the tax treatment of the Variable Contracts and the owners thereof, see the disclosure documents for the Variable Contracts. For information regarding the taxation of Retirement Plans as well as the participants thereunder, see the plan administrator and plan documents for the Retirement Plan. Prospective investors are urged to consult their tax advisers.

  Each Fund intends to comply with the diversification requirements imposed by
Section 817(h) of the Code and the regulations thereunder. These requirements are in addition to the diversification requirements imposed on each Fund by Subchapter M of the Code and the 1940 Act. Section 817(h) places certain limitations on the assets of a separate account that may be invested in securities of a single issuer, and, because Section 817(h) and the regulations thereunder treat a Fund's assets as assets of the related separate account, these limitations also apply to the Fund's assets that may be invested in securities of a single issuer. Generally, the regulations provide that, as of the end of each calendar quarter, or within 30 days thereafter, no more than 55% of a Fund's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. Generally, compliance by the Funds with the requirements of Section 817(h) and the regulations thereunder is not prevented by reason of the fact that shares in a Fund may be held by the trustee of a qualified pension or other retirement plan. Failure of a Fund to satisfy the Section 817(h) requirements could result in adverse tax consequences to the Life Companies and Variable Contract owners. The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Funds and their shareholders; see the SAI for additional discussion.

  Wanger Advisors Trust




Trustees

Fred D. Hasselbring
Charles P. McQuaid
P. Michael Phelps
James A. Star
Ralph Wanger

Officers

Ralph Wanger, President
Marcel P. Houtzager, Vice President
Robert A. Mohn, Vice President
Charles P. McQuaid, Senior Vice President
Terence M. Hogan, Vice President
Leah J. Zell, Vice President
Merrillyn J. Kosier, Vice President
Bruce H. Lauer, Vice President and Treasurer
Paula L. Rogers, Vice President and Secretary
Kenneth A. Kalina, Assistant Treasurer

Transfer Agent,
Dividend Disbursing Agent
and Custodian

State Street Bank
and Trust Company
Attention:
Wanger Advisors Trust
P.O. Box 8502
Boston, Massachusetts
02266-8502

Investment Advisor
Wanger Asset
Management, L.P.
227 West Monroe Street
Suite 3000
Chicago, Illinois 60606
1-800-4-WANGER
(1-800-492-6437)

Legal Counsel
Bell, Boyd & Lloyd
Chicago, Illinois

Auditors
Ernst & Young LLP
Chicago, Illinois

                                                           WANGER ADVISORS TRUST

                                                                    STATEMENT OF
                                                                      ADDITIONAL
                                                                     INFORMATION

                                                                  April 30, 1997

                                                          227 West Monroe Street
                                                        Chicago, Illinois 60606
                                                      Telephone:  1-800-4-WANGER
                                                    ____________________________

WANGER U.S. SMALL CAP
WANGER INTERNATIONAL SMALL CAP


                               TABLE OF CONTENTS
                               -----------------

                                                            Page
                                                              --

INFORMATION ABOUT THE FUNDS....................................2
INVESTMENT OBJECTIVES AND POLICIES.............................2
INVESTMENT TECHNIQUES AND RISKS................................2
INVESTMENT RESTRICTIONS.......................................15
PERFORMANCE INFORMATION.......................................18
INVESTMENT ADVISER............................................19
DISTRIBUTOR...................................................21
THE TRUST.....................................................21
TRUSTEES AND OFFICERS; CERTAIN SHAREHOLDERS...................22
PURCHASING AND REDEEMING SHARES...............................25
ADDITIONAL TAX INFORMATION....................................26
PORTFOLIO TRANSACTIONS........................................27
CUSTODIAN.....................................................28
INDEPENDENT AUDITORS..........................................29
APPENDIX.....................................................A-1

This Statement of Additional Information ("SAI") is not a prospectus but provides information that should be read in conjunction with the prospectus of Wanger Advisors Trust dated April 30, 1997 and any supplement thereto, which may be obtained from the Trust at no charge by writing or telephoning Wanger Asset Management, L.P., the Trust's investment adviser, at the address or telephone number shown above.

                          INFORMATION ABOUT THE FUNDS

Wanger U.S. Small Cap ("U.S. Small Cap") and Wanger International Small Cap ("International Small Cap") (each, a "Fund"; together, the "Funds") are series of Wanger Advisors Trust (the "Trust"). Both Funds are currently available only for allocation to certain life insurance company ("Life Company") separate accounts established for the purpose of funding certain qualified and non-qualified variable annuity contracts ("Variable Contracts"), and may also be offered directly to certain types of pension plans and retirement arrangements and accounts permitting the accumulation of funds on a tax-deferred basis ("Retirement Plans"), as described in the prospectus.

The Trust's 1996 annual report, a copy of which accompanies this SAI, contains audited financial statements, notes thereto, supplementary information entitled "Financial Highlights," and a report of independent auditors, all of which (but no other part of the annual report) are incorporated into this SAI by reference. Additional copies of the annual report may be obtained without charge by writing or telephoning Wanger Asset Management, L.P. at the address or telephone number shown on the cover page of this SAI.

The discussion below supplements the description in the prospectus of the Funds' investment objectives, policies, and restrictions.


                      INVESTMENT OBJECTIVES AND POLICIES

U.S. Small Cap and International Small Cap invest with the objective of long-term growth of capital. Although income is considered by U.S. Small Cap in the selection of securities, the Funds are not designed for investors seeking primarily income rather than capital appreciation. Both Funds are managed by Wanger Asset Management, L.P. ("WAM").

The Funds use the techniques and invest in the types of securities described below and in the prospectus.


                        INVESTMENT TECHNIQUES AND RISKS

Foreign Securities

The Funds invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. Under normal market conditions, International Small Cap invests at least 65% of its total assets, taken at market value, in foreign securities. U.S. Small Cap does not have a current intention to invest more than 5% of its net assets in foreign securities.

The Funds may invest in securities of foreign issuers directly or in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. A Fund may invest in both "sponsored" and "unsponsored" ADRs. In a sponsored ADR, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to ADR holders. An unsponsored ADR is created independently of the issuer of the underlying security. The ADR holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications. Neither Fund expects to invest more than 5% of its total assets in unsponsored ADRs.

A Fund's investment performance is affected by the strength or weakness of the U.S. dollar against the currencies of the foreign markets in which the Fund's securities trade or in which they are denominated. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See the discussion of transaction hedging and portfolio hedging under "Currency Exchange Transactions.")

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investments in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

Although the Funds try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social, or diplomatic developments that could affect investment in these nations.

Currency Exchange Transactions

The Funds may enter into currency exchange transactions. A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

Forward currency transactions may involve currencies of the different countries in which the Funds may invest, and serve as hedges against possible variations in the exchange rate between these currencies. The Funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under "Synthetic Foreign Money Market Positions." Transaction hedging is the purchase or sale of a forward contract with respect to specific payables or receivables of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. The Funds may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. When either Fund owns or anticipates owning securities in countries whose currencies are linked, WAM may aggregate such positions as to the currency hedged.

If a Fund enters into a forward contract hedging an anticipated purchase of portfolio securities, liquid assets of that Fund, such as cash, U.S. government securities, or other liquid high grade debt obligations, having a value equal to the Fund's commitment under such forward contract will be segregated on the books of the Fund and held by the custodian while the contract is outstanding.

At the maturity of a forward contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency that the Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, that Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of the currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Synthetic Foreign Money Market Positions. The Funds may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, the Funds may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign money market instruments. The results of a direct investment in a foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical. Except to the extent a synthetic foreign money market position consists of a money market instrument denominated in a foreign currency, the synthetic foreign money market position shall not be deemed a "foreign security" for purposes of the policies that, under normal conditions,
(a) U.S. Small Cap will generally invest at least 65% of its total assets in domestic securities, and (b) International Small Cap will generally invest at least 65% of its total assets in foreign securities.

Options and Futures

The Funds may purchase and write both call options and put options on securities and on indexes, and enter into interest rate and index futures contracts, and may purchase or sell options on such futures contracts ("futures options") in order to provide additional revenue, or to hedge against changes in security prices or interest rates. The Funds may also use other types of options, futures contracts and futures options currently traded or subsequently developed and traded, provided the Board of Trustees determines that their use is consistent with the Funds' investment objective.

Options. An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from
(call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The Funds will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

If an option written by a Fund expires, that Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, that Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

A put or call option purchased by a Fund is an asset of that Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

OTC Derivatives. The Funds may buy and sell over-the-counter ("OTC") derivatives (derivatives not traded on exchange). Unlike exchange-traded derivatives, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC derivatives generally are established through negotiation with the other party to the contract. While this type of arrangement allows the Funds greater flexibility to tailor an instrument to their needs, OTC derivatives generally involve greater credit risk than exchange-traded derivatives, which are guaranteed by the clearing organization of the exchanges where they are traded. Each Fund will limit its investments so that no more than 5% of its total assets will be placed at risk in the use of OTC derivatives. See "Illiquid Securities" below for more information on the risks associated with investing in OTC derivatives.

Risks Associated with Options. There are several risks associated with transactions in options. For example, there are significant differences among the securities markets, the currency markets, and the options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, a Fund foregoes, during the option's life, the opportunity to profit from currency appreciation.

If trading was suspended in an option purchased or written by one of the Funds, that Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased.

Futures Contracts and Options on Futures Contracts. The Funds may use interest rate futures contracts and index futures contracts. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index/1/ at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index; the Value Line Composite Index; the Russell 2000 Index; and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds; U.S. Treasury notes; Eurodollar certificates of deposit; and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

The Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

To the extent required by regulatory authorities having jurisdiction over the Funds, the Funds will limit their use of futures contracts and futures options to hedging transactions. For example, the Funds might use futures contracts to hedge against fluctuations in the general level of stock prices, anticipated changes in interest rates, or currency fluctuations that might adversely affect either the value of a Fund's securities or the price of the securities that a Fund intends to purchase. The Funds' hedging may include sales of futures contracts as an offset against the effect of expected declines in stock prices or currency exchange rates or increases in interest rates and purchases of futures contracts as an offset against the effect of expected increases in stock prices or currency exchange rates or declines in interest rates. Although other techniques could be used to reduce the Funds' exposure to stock price, interest rate, and currency fluctuations, the Funds may be able to hedge their exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

The success of any hedging technique depends on WAM correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates, and other factors. Should those predictions be incorrect, a Fund's return might have been better had hedging not been attempted; however, in the absence of the ability to hedge, WAM might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

----------------
/1/ A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

When a purchase or sale of a futures contract is made by a Fund, that Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is generally set by the exchange on which the contract is traded; however, the margin requirement may be modified during the term of the contract, and the Fund's broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds expect to earn interest income on their initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between that Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Funds will mark-to-market their open futures positions.

The Funds are also required to deposit and maintain margin with respect to put and call options on futures contracts they write. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Funds.

Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Funds realize a capital gain, or if it is more, the Funds realize a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Risks Associated with Futures. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options, and the related securities, including technical influences in futures and futures options trading and differences between the Funds' investments being hedged and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of a Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in a Fund's portfolio. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Limitations on Options and Futures. A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by that Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"/2/ would exceed 5% of the Fund's total assets.

When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, a Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

A Fund may not maintain open short positions in futures contracts, call options written on futures contracts, or call options written on indexes if, in the aggregate, the market value of all such open

----------------

/2/ A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," the "underlying commodity value" of each long position in a commodity contract in which a Fund invests will not at any time exceed the sum of:

     (1) The value of short-term U.S. debt obligations or other U.S. dollar denominated high-quality short-term money market instruments and cash set aside in an identifiable manner, plus any funds deposited as margin on the contract;

     (2)  Unrealized appreciation on the contract held by the broker; and

     (3)  Cash proceeds from existing investments due in not more than 30 days.

"Underlying commodity value" means the size of the contract multiplied by the daily settlement price of the contract.

Each Fund's options and futures transactions are also subject to certain non-fundamental investment restrictions set forth under "Investment Restrictions" in this SAI. Moreover, neither Fund will purchase puts, calls, straddles, spreads, or any combination thereof if by reason of such purchase more than 10% of that Fund's total assets would be invested in such securities.

SWAP AGREEMENTS. A swap agreement is generally individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on its structure, a swap agreement may increase or decrease a Fund's exposure to changes in the value of an index of securities in which the Fund might invest, the value of a particular security or group of securities, or foreign currency values. Swap agreements can take many different forms and are known by a variety of names. A Fund may enter into any form of swap agreement if WAM determines it is consistent with the Fund's investment objective and policies, but each Fund will limit its use of swap agreements so that no more than 5% of its total assets will be placed at risk.

A swap agreement tends to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in dollars at a fixed rate for payments in a foreign currency the amount of which is determined by movements of a foreign securities index, the swap agreement would tend to increase the Fund's exposure to foreign stock market movements and foreign currencies. Depending on how it is used, a swap agreement may increase or decrease the overall volatility of the Fund's investments and its net asset value.

The performance of a swap agreement is determined by the change in the specific currency, market index, security, or other factors that determine the amounts of payments due to and from the Fund.

If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in a loss. The Fund expects to be able to eliminate its exposure under any swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

The Fund will segregate liquid assets (such as cash, U.S. government securities, or other liquid high grade debt obligations) of the Fund to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accumulated obligations under the swap agreement over the accumulated amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accumulated obligations under the agreement.

Illiquid Securities

A Fund may not invest in illiquid securities, including restricted securities and OTC derivatives, if as a result they would comprise more than 15% of the value of the net assets of the Fund.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Trustees. If through the appreciation of illiquid securities or the depreciation of liquid securities, either U.S. Small Cap or International Small Cap should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities and OTC derivatives, that Fund will take appropriate steps to protect liquidity.

Notwithstanding the foregoing, a Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act. WAM, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a Fund's restriction of investing no more than 15% of its assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination WAM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, WAM could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Funds' holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that a Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Debt Securities

The Funds may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investor Services, Inc. ("Moody's"), commonly called "junk bonds"), and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by the Funds or the portion of a Fund's assets that may be invested in debt securities in a particular ratings category except that neither Fund will invest more than 20% of its assets in securities rated below investment grade or considered by WAM to be of comparable credit quality. Neither Fund expects to invest more than 5% of its net assets in such securities during the current fiscal year.

Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, the junk bond market may be severely disrupted, and issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. See "Net Asset Value." The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions. A more complete description of the characteristics of bonds in each ratings category is included in the appendix to this SAI.

Repurchase Agreements

Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a Fund will enter into repurchase agreements only with banks and dealers believed by WAM to present minimum credit risks in accordance with guidelines approved by the board of trustees. WAM will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, WAM's prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies, and other relevant factors.

A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on a Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral.

When-Issued and Delayed Delivery Securities

The Funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if WAM deems it advisable for investment reasons. A Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed delivery basis.

At the time a Fund enters into a binding obligation to purchase securities on a when-issued or delayed delivery basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase net asset value fluctuation.

Temporary Strategies

The Funds have the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, WAM may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars. It is impossible to predict whether, when, or for how long a Fund might employ defensive strategies.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and may invest any portion of its assets in money market instruments.

Portfolio Turnover

Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. The Funds' anticipated portfolio turnover rates are less than 100% for each Fund. A high rate of portfolio turnover, if it should occur, would result in increased transaction expenses which must be borne by each Fund.


                            INVESTMENT RESTRICTIONS


In pursuing their investment objectives, U.S. Small Cap and International Small Cap each will not:

     1. With respect to 75% of the value of the Fund's total assets, invest more than 5% of its total assets (valued at the time of investment) in securities of a single issuer, except securities issued or guaranteed by the government of the U.S., or any of its agencies or instrumentalities;

     2. Acquire securities of any one issuer that at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

     3. Invest more than 25% of its assets (valued at the time of investment) in securities of companies in any one industry;

     4. Make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);/3/

----------------
/3/  The Funds have no present intention of lending their portfolio securities.

     5. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund's total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures;/4/

     6. Underwrite the distribution of securities of other issuers; however, the Fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale; but the Fund will limit its total investment in restricted securities and in other securities for which there is no ready market, including repurchase agreements maturing in more than seven days, to not more than 15% of its net assets at the time of acquisition;

     7. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

     8. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

     9. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

     10. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

Restrictions 1 through 10 above are "fundamental," which means that they cannot be changed without the approval of the lesser of (i) 67% of the Fund's shares present at a meeting if more than 50% of the shares outstanding are present or
(ii) more than 50% of the Fund's outstanding shares.

In addition, each Fund is subject to a number of restrictions that may be changed by the Board of Trustees without shareholder approval. Under those non-fundamental restrictions, each Fund will not:

     (a) Invest in companies for the purpose of management or the exercise of control;

     (b) Invest in oil, gas or other mineral leases or exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration;

----------------
/4/ State insurance laws currently restrict a Fund's borrowings to facilitate redemptions to no more than 25% of the Fund's net assets.

     (c) Invest more than 10% of its net assets (valued at the time of investment) in warrants, valued at the lower of cost or market; provided that warrants acquired in units or attached to securities shall be deemed to be without value for purposes of this restriction;

     (d) Invest more than 5% of its total assets (valued at time of investment) in securities of issuers with less than three years' operation (including predecessors);

     (e) Acquire securities of other registered investment companies except in compliance with the Investment Company Act of 1940 and applicable state law;

     (f) Purchase or retain securities of a company if all of the Trustees, directors and officers of the Trust and of WAM who individually own beneficially more than 1/2% of the securities of the company collectively own beneficially more than 5% of such securities;

     (g) Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with short sales, options, futures and options on futures;

     (h) Purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

     (i)  Sell securities short or maintain a short position.

Notwithstanding the foregoing investment restrictions, either Fund may purchase securities pursuant to the exercise of subscription rights, provided that such purchase will not result in the Fund's ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of the Fund's portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

In addition, pursuant to state insurance laws, each Fund is subject to the following guidelines, which may also be changed by the Trustees:

     (a) Each Fund will be invested in a minimum of five different foreign countries at all times, except that this minimum is reduced to four when foreign country investments comprise less than 80% of the value of the Fund's net assets; to three when less than 60% of such value; to two when less than 40%; and to one when less than 20%.

     (b) Each Fund will have no more than 20% of its net assets invested in securities of issuers located in any one country; except that a Fund may have an additional 15% of its net assets invested in securities of issuers located in any one of the following countries: Australia; Canada; France; Japan; the United Kingdom; or Germany.

     (c) A Fund may not acquire the securities of any issuer if, as a result of such investment, more than 10% of the Fund's total assets would be invested in the securities of any one issuer, except that this restriction shall not apply to U.S. Government securities or foreign government securities; and the Fund will not invest in a security if, as a result of such investment, it would hold more than 10% of the outstanding voting securities of any one issuer.

     (d) Each Fund may borrow no more than 10% of the value of its net assets when borrowing for any general purpose and 25% of net assets when borrowing as a temporary measure to facilitate redemptions.

                                 PERFORMANCE INFORMATION

From time to time the Funds may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in shares of a Fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

Average Annual Total Return is computed as follows:

                      n
     ERV   =   P(1 +T)

     Where:    P  =  the amount of an assumed initial investment in shares of a
                     Fund
               T  =  average annual total return
               n  =  number of years from initial investment to the end of the period

     ERV  =  ending redeemable value of shares held at the end of the period

     For example, as of December 31, 1996 the Total Return and Average Total Return on a $1,000 investment in the funds for the following periods were:

     U.S. Small Cap                                           Average Annual
     --------------                           Total Return     Total Return
                                              ------------    --------------

     1 year................................      46.6%             46.6%
     Life of Fund (inception 5/3/95).......      70.04%            37.4%

     International Small Cap                                  Average Annual
     -----------------------                  Total Return     Total Return
                                              ------------    --------------

    1 year.................................      32.0%             32.0%
    Life of Fund (inception 5/3/95)........      77.6%             41.0%

The Funds impose no sales charges and pay no distribution expenses. Income taxes are not taken into account. Performance figures quoted by the Funds are not necessarily indicative of future results. Each Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information about past performance is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. Fund performance figures do not reflect expenses of the separate accounts of the Life Companies, expenses imposed under the Variable Contracts, or expenses imposed by the Retirement Plans.

In advertising and sales literature, each Fund's performance may be compared with those of market indexes and other mutual funds. In addition to the performance information described above, a Fund might use comparative performance as computed in a ranking or rating determined by Lipper Analytical Services, Inc., an independent service that monitors the performance of over 1,000 mutual funds, Morningstar, Inc., VARDS, or another service.

The Funds may note their mention or recognition, or the mention or recognition of WAM or its principals, in newsletters, newspapers, magazines, or other media.


                                 INVESTMENT ADVISER

The Funds' investment adviser, WAM, furnishes continuing investment advice to the Funds and is responsible for overall management of the Funds' business affairs. It furnishes office space and all necessary office facilities, equipment, and personnel to the Funds; it assumes all other expenses incurred by WAM in connection with managing the assets of the Funds, including expenses in connection with placement of securities orders, expenses in determination of daily price computations, portfolio accounting and related bookkeeping; and assumes the expenses of printing and distributing the Funds' prospectus and reports to prospective investors. At its own expense, WAM may contract with any other person or persons to provide services in connection with daily price computations, portfolio accounting and related bookkeeping.

For its services to U.S. Small Cap, WAM receives a fee accrued daily and paid monthly at the annual rate of 1.0% of the net asset value of the Fund up to $100 million, 0.95% of the net asset value in excess of $100 million and up to $250 million, and 0.90% of the net asset value in excess of $250 million. These fees may be reduced by any amount necessary to cause the Fund's expenses to be within the limitation described below. The investment advisory fees of the Fund for the fiscal period from May 3, 1995 to December 31, 1995 were $71,496; for the fiscal year ended December 31, 1996, the advisory fees were $704,115.

For its services to International Small Cap, WAM receives a fee accrued daily and paid monthly at the annual rate of 1.30% of the net asset value of the Fund up to $100 million, 1.20% of the net asset value in excess of $100 million and up to $250 million, and 1.10% of the net asset value in excess of $250 million. These fees may be reduced by any amount necessary to cause the Fund's expenses to be within the limitation described below. The investment advisory fees of the Fund for the fiscal period from May 3, 1995 to December 31, 1995 were $43,726; for the fiscal year ended December 31, 1996, the advisory fees were $631,977.

The Trust pays all charges of depositories, custodians and other agents for the safekeeping and servicing of the Funds' cash, securities and other property; all charges of the Funds' transfer agents and registrars, and the Funds' dividend disbursing and redemption agents, if any; and all charges of independent auditors and legal counsel. The Trust also pays other expenses such as the cost of qualifying and maintaining the registration of shares of the Funds and the cost of compliance with federal and state securities laws; typesetting of the Funds' prospectus and of printing and mailing copies of the prospectus furnished to each then-existing shareholder or beneficial owner; printing and mailing certificates for shares of the Funds; publishing reports and notices to the Funds' shareholders and to governmental bodies or regulatory agencies; proxy solicitations of the Funds or of the Board of Trustees of the Trust; shareholder meetings; fees and taxes payable to federal, state or governmental agencies, domestic or foreign; insurance premiums required by law or deemed advisable by the Trust's Board of Trustees; all costs of borrowing money; all expenses of maintaining the registration of the Trust under the Investment Company Act of 1940, all fees, dues and other expenses related to membership of the Trust in any trade association or other investment company organization; the fees of Trustees who are not otherwise affiliated with the Trust or WAM, and all expenses incurred in connection with their services to the Trust. The Trust also pays all brokers' commissions and other charges relative to the purchase and sale of portfolio securities for the Funds.

The investment advisory agreements require WAM to reimburse a Fund in the event that the total annual expenses of the Fund that are payable in any fiscal year, including the advisory fee but excluding taxes, interest, brokerage commissions and similar fees, and certain extraordinary litigation expenses, exceed the limits prescribed by any state in which that Fund's shares are qualified for sale. Total annual expenses, and the amount by which total annual expenses may exceed these limits, will be determined as of the close of each business day of the year. The Trust does not believe that any such state expense limitation is currently applicable. If the states in which a Fund's shares are qualified for sale impose no limits on total expenses, then WAM has voluntarily agreed to reimburse the Fund in the event the fees and expenses payable by the Fund in any fiscal year (as described above) exceed 1.90% for Wanger International Small Cap and 1.50% for Wanger U.S. Small Cap of average daily net assets. The following items are excluded for purposes of calculating the expenses subject to this limitation: (i) credits, if any, that a Fund may receive that have the effect of offsetting certain of those expenses; and (ii) the excess custodian costs attributable to investments in foreign securities compared to the custodian costs which would have been incurred had the investments been in domestic securities. Reimbursement of expenses in excess of this limitation will be made monthly and will be paid to the Fund by reduction of WAM's advisory fee. WAM may from time to time absorb expenses for a Fund in addition to the reimbursement of expenses in excess of applicable limitations.

WAM advanced all of the Trust's organizational expenses, which are being amortized and reimbursed to WAM over a five year period.

WAM is a limited partnership managed by its general partner, Wanger Asset Management, Ltd., which is controlled by Ralph Wanger. WAM commenced operations in 1992. Ralph Wanger, Charles P. McQuaid, Terence M. Hogan, Leah J. Zell, Marcel Houtzager and Robert A. Mohn, are limited partners of WAM. WAM has approximately $5.6 billion under management.


                                 DISTRIBUTOR

Shares of each Fund are distributed by WAM Brokerage Services, L.L.C. ("WAM BD") under a Distribution Agreement as described in the prospectus dated April 30, 1997, which is incorporated herein by reference. The Distribution Agreement continues in effect from year to year, provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Trust, and (ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. Shares of the Funds are offered for sale through WAM BD without any sales commission or charges to the Funds or Life Companies or Retirement Plans purchasing Fund shares. However, each Variable Contract imposes its own charges and fees on owners of Variable Contracts and Retirement Plans and may impose such charges on participants in a Retirement Plan. The Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and in compliance with state securities laws.


                                 THE TRUST

The Agreement and Declaration of Trust may be amended by a vote of either the Trust's shareholders or its Trustees. The Trust may issue an unlimited number of shares, in one or more series as the Board of Trustees may authorize. Any such series of shares may be further divided, without shareholder approval, into two or more classes of shares having such preferences or special or relative rights or privileges as the Trustees may determine. The shares of the Funds are not currently divided into classes. U.S. Small Cap and International Small Cap are the only series of the Trust currently being offered. The Board of Trustees may authorize the issuance of additional series if deemed advisable, each with its own investment objective, policies, and restrictions. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights.

On any matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series except that shares are voted by individual series when required by the Investment Company Act of 1940 or other applicable law, or when the Board of Trustees determines that the matter affects only the interests of one series, in which case shareholders of the unaffected series are not entitled to vote on such matters. All shares of the Trust are voted together in the election of Trustees. Shares do not have cumulative voting rights; accordingly, shareholders controlling voting interests of more than 50% of shares of the Funds voting for the election of Trustees could elect all of the Trustees if they chose to do so, and in such event, shareholders controlling voting interests of the remaining shares would not be able to elect any Trustees.

Shareholder rights regarding voting are described in the prospectus. These voting rights are based on applicable federal and state laws. To the extent that changes in such laws or regulations thereunder or interpretations thereof eliminate the necessity to submit any such matters to a shareholder vote, or otherwise restrict or limit such voting rights, the Trust reserves the right to act in any manner permitted by such changes.

The Trust's Declaration of Trust disclaims liability of the shareholders, trustees, and officers of the Trust for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the board of trustees. The Declaration of Trust provides for indemnification out of the Trust's assets for all losses or expenses of any shareholder held personally liable for the obligations of the Trust. Thus, although shareholders of a business trust may, under certain circumstances, be held personally liable under Massachusetts law for the obligations of the trust, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to any one series of sustaining a loss on account of liabilities incurred by another series is also believed to be remote.


                  TRUSTEES AND OFFICERS; CERTAIN SHAREHOLDERS

The Trustees and officers of the Trust and their principal business activities during the past five years are:

Ralph Wanger, trustee and president* (age 63)
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; principal, Wanger Asset Management, L.P. since July 1992; prior thereto, principal, Harris Associates L.P.; trustee and president, Acorn Investment Trust.

Charles P. McQuaid, trustee and senior vice president* (age 44)
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; principal, Wanger Asset Management, L.P. since July 1992; prior thereto, principal, Harris Associates L.P.; trustee and senior vice president, Acorn Investment Trust.

Fred D. Hasselbring, trustee (age 55)
     1338 N. Bell Avenue, Chicago, Illinois 60622; owner, Fred D. Hasselbring and Associates (retail industry computer systems consulting and sales).

P. Michael Phelps, trustee (age 63)
     100 North Riverside Plaza, Chicago, Illinois 60606-1596; vice president and corporate secretary, Morton International, Inc.

James A. Star, trustee (age 36)
     222 N. LaSalle Street, Suite 2000, Chicago, Illinois 60601; vice president, Henry Crown and Company, a diversified private holding company, since October 1994; portfolio manager and investment analyst, Harris Associates L.P., June 1991 to October 1994; attorney, Kirkland and Ellis, prior to June 1991.

Terence M. Hogan, vice president (age 35)
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; principal, analyst, and portfolio manager, Wanger Asset Management, L.P., since July 1992; prior thereto, analyst, Harris Associates L.P.; vice president, Acorn Investment Trust.

Leah J. Zell, vice president (age 48)
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; principal, analyst, and portfolio manager, Wanger Asset Management, L.P., since July 1992; prior thereto, analyst, Harris Associates L.P.; vice president, Acorn Investment Trust.

Marcel P. Houtzager, vice president (age 36)
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; principal and investment analyst, Wanger Asset Management, L.P. since April 1992.

Robert A. Mohn, vice president (age 35)
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; principal, analyst and portfolio manager, Wanger Asset Management, L.P. since August 1992.

Merrillyn J. Kosier, vice president (age 37)
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; director of marketing and shareholder services, Wanger Asset Management, L.P., since September 1993; prior thereto, vice president of marketing, Kemper Financial Services, Inc.; vice president and secretary, Acorn Investment Trust.

Bruce H. Lauer, vice president and treasurer (age 39)
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; chief administrative officer, Wanger Asset Management, L.P., since April 1995; prior thereto, first vice president, investment accounting, Kemper Financial Services, Inc.; vice president and treasurer, Acorn Investment Trust.

Paula L. Rogers, vice president and secretary (age 38)
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; vice president of institutional marketing, Wanger Asset Management, L.P., since June 1996; vice president, Goldman Sachs & Co., 1994-1996; prior thereto, second vice president, The Northern Trust Company.

Kenneth A. Kalina, assistant treasurer (age 37)
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60603; Fund controller, Wanger Asset Management, L.P., since September 1995; prior thereto, treasurer of the Stein Roe Mutual Funds; assistant treasurer, Acorn Investment Trust.

*Messrs. McQuaid and Wanger are Trustees who are "interested persons" of the Trust as defined in the Investment Company Act of 1940, and of WAM.

Messrs. McQuaid, Phelps and Wanger are members of the Executive Committee, which has authority during intervals between meetings of the Board of Trustees to exercise the powers of the board, with certain exceptions. Messrs. Hasselbring, Phelps, and Star are members of the Audit Committee, which has the authority to make recommendations to the Board of Trustees regarding the selection of independent auditors for the Trust and to confer with the independent auditors regarding the scope and results of each audit.

At March 31, 1997, the trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each of U.S. Small Cap and International Small Cap. At that date, Phoenix Home Life Mutual Insurance Company (and its affiliates), One American Row, Hartford, Connecticut 06115, was the record holder of 5,919,345 shares (approximately 98% of the outstanding shares) of International Small Cap, and 9,236,333 shares (approximately 98% of the outstanding shares) of U.S. Small Cap, all of which are beneficially owned by Variable Contract owners.

The following table shows compensation paid by the Trust during the fiscal year ended December 31, 1996 to each Trustee of the Trust who is not an "interested person" of the Trust or of WAM. The Trust does not pay compensation to its officers or to Trustees who are "interested persons." The Trust does not offer any pension or retirement benefits to its trustees.

===========================================================================================
   Name of Person,     Aggregate Compensation   Aggregate Compensation          Total
      Position            From Wanger U.S.     From Wanger International    Compensation
                         Small Cap Advisor         Small Cap Advisor      From Fund Complex
===========================================================================================

Fred D. Hasselbring                    $4,800                     $4,800            $ 9,600
Trustee

P. Michael Phelps                      $5,300                     $5,300            $10,600
Trustee

James A. Star                          $5,300                     $5,300            $10,600
Trustee

                        PURCHASING AND REDEEMING SHARES

Shares of U.S. Small Cap and International Small Cap may not be purchased or redeemed directly by individual Variable Contract owners or individual Retirement Plan participants. Purchases and redemptions are discussed in the prospectus. That information is incorporated herein by reference.

For purposes of computing the net asset value of a share of either Fund, a security traded on a securities exchange, or in an over-the-counter market in which transaction prices are reported, is valued at the last sale price at the time of valuation. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations or, if there is no ask quotation, at the most recent bid quotation. Securities for which quotations are not readily available and any other assets are valued at a fair value as determined in good faith by the Board of Trustees. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at a current exchange rate.

The Funds' net asset values are determined only on days on which the New York Stock Exchange ("NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

Trading in the portfolio securities of the Funds may take place in various foreign markets on certain days (such as Saturday) when the Funds are not open for business and do not calculate their net asset values. Conversely, trading in the Funds' portfolio securities may not occur on days when the Funds are open. Therefore, the calculation of net asset value does not take place contemporaneously with the determinations of the prices of many of the Funds' portfolio securities and the value of the Funds' portfolios may be significantly affected on days when shares of the Funds may not be purchased or redeemed.

Computation of net asset value (and the sale and redemption of Fund shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or that exchange is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of the net assets of the Funds not reasonably practicable.

The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period for any one shareholder. Redemptions in excess of the above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in-kind of securities. If a redemption is made in kind, the redeeming shareholder would bear any transaction costs incurred in selling the securities received. The Agreement and Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.


                          ADDITIONAL TAX INFORMATION

Shares of the Funds are offered to separate accounts of Life Companies that fund Variable Contracts and may be offered to certain Retirement Plans, which are pension plans and retirement arrangements and accounts permitting the accumulation of funds on a tax-deferred basis. See the disclosure documents for the Variable Contracts or the plan documents (including the summary plan description) for the Retirement Plans for a discussion of the special taxation of insurance companies with respect to the separate accounts and the Variable Contracts, and the holders thereof, or the special taxation of Retirement Plans and the participants therein.

Each Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, the Fund must distribute to shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months -- options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash or cash items, U.S. Government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Fund's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

As noted in the prospectus, each Fund must, and intends to, comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. For information concerning the consequences of failure to meet the requirements of Section 817(h), see the prospectus for the Variable Contracts.

The Funds will not be subject to the 4% federal excise tax imposed on RICs that do not distribute substantially all their income and gains each calendar year because that tax does not apply to a RIC whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity contracts and/or variable life insurance policies or Retirement Plans.

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Funds' activities, and this discussion and the discussion in the prospectuses and/or statements of additional information for variable contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the variable contracts and the holders thereof.


                            PORTFOLIO TRANSACTIONS

Portfolio transactions of the Funds are placed with those securities brokers and dealers that WAM believes will provide the best value in transaction and research services for each Fund, either in a particular transaction or over a period of time. Although some transactions involve only brokerage services, many involve research services as well.

In valuing brokerage services, WAM makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

In valuing research services, WAM makes a judgment of the usefulness of research and other information provided to WAM by a broker in managing each Fund's investment portfolio. In some cases, the information, e.g., data or recommendations concerning particular securities, relates to the specific transaction placed with the broker, but for the greater part the research consists of a wide variety of information concerning companies, industries, investment strategy, and economic, financial, and political conditions and prospects, useful to WAM in advising that Fund.

The reasonableness of brokerage commissions paid by the Funds in relation to transaction and research services received is evaluated by WAM's staff on an ongoing basis. The general level of brokerage charges and other aspects of each Fund's portfolio transactions are reviewed periodically by the Board of Trustees.

WAM is the principal source of information and advice to the Funds, and is responsible for making and initiating the execution of investment decisions by the Funds. However, the Board of Trustees recognizes that it is important for WAM, in performing its responsibilities to the Funds, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Funds to take into account the value of the information received for use in advising the Funds. The extent, if any, to which the obtaining of such information may reduce WAM's expenses in providing management services to the Funds is not determinable. In addition, the Board of Trustees understands that other clients of WAM might benefit from the information obtained for the Funds, in the same manner that the Funds might benefit from information obtained by WAM in performing services to others.

Transactions of the Funds in the over-the-counter market and the third market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

Brokerage commissions incurred by U.S. Small Cap for the fiscal period from May 3, 1995 to December 31, 1995 were $59,273; for the fiscal year ended December 31, 1996 the brokerage commissions were $243,598. Brokerage commissions incurred by International Small Cap during the same time periods were $49,559 and $422,414, respectively.

Although investment decisions for the Funds are made independently from those for other investment advisory clients of WAM, it may develop that the same investment decision is made for one or both of the Funds and one or more other advisory clients. If one or both of the Funds and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.


                                   CUSTODIAN

State Street Bank and Trust Company, P.O. Box 8502, Boston, Massachusetts 02266-8502, is the custodian for the Funds. It is responsible for holding all securities and cash of the Funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other administrative duties, all as directed by authorized persons of the Funds. The custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds. The Funds have authorized the custodian to deposit certain portfolio securities of the Funds in central depository systems as permitted under federal law. The Funds may invest in obligations of the custodian and may purchase or sell securities from or to the custodian. The custodian may employ one or more sub-custodians located in the United States upon approval by the Board of Trustees of the Trust; and is authorized to employ sub-custodians for the Funds' assets maintained outside the United States.


                             INDEPENDENT AUDITORS

Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606 audits and reports on the Funds' annual financial statements, reviews certain regulatory reports and the Funds' federal income tax return, and performs other professional accounting, auditing, tax, and advisory services when engaged to do so by the Funds.

                                   APPENDIX

                          Description of Bond Ratings

A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, WAM believes that the quality of debt securities in which the Funds invest should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

Moody's Ratings

          Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

          Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

          A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

          Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

S&P Ratings

          AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

          AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

          A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

          BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

          BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

 Wanger Advisors Trust
 1996 Annual Report
 Contents

 1  Squirrel Chatter

 3  Funds at a Glance

 4  Performance Review
    Wanger U.S. Small Cap

 6  Performance Review
    Wanger International
    Small Cap

 8  Statement of Investments
    Wanger U.S. Small Cap

12  Statement of Investments
    Wanger International
    Small Cap

16  Portfolio Diversification
    Wanger International
    Small Cap

17  Statements of Assets
    and Liabilities

18  Statements of Operations

19  Statements of Changes in
    Net Assets

20  Financial Highlights
    Wanger U.S. Small Cap

21  Financial Highlights
    Wanger International
    Small Cap

22  Notes to Financial Statements



Wanger Asset Management, L.P., ("WAM") is one of the leading global small-cap equity managers in the U.S. with 26 years of small-cap investment experience. WAM manages over $5.4 billion in equities and is the investment adviser to Wanger U.S. Small Cap, Wanger International Small Cap, Acorn Fund, Acorn International and Acorn USA.

WAM uses a unique style of catching trends with small, attractively-priced niche companies. For more complete information about our funds including the Acorn Funds, fees and expenses, call WAM Brokerage Services, L.L.C., distributor, at 1-800-5WANGER for a prospectus. Read it carefully before you invest or send money.

                                    Wanger
[LOGO]                                [9]6

                                                                          [LOGO]

                   Wanger Advisors Trust  1996 Annual Report
--------------------------------------------------------------------------------
[LOGO] Squirrel Chatter


Ralph Wanger is the President of Wanger Asset Management, L.P., and the portfolio manager of Wanger Advisors Trust and Acorn Investment Trust. Mr. Wanger has been featured in Forbes, Money, The Wall Street Journal, Newsweek and Barron's. Mr. Wanger was also featured in Bill Griffeth's 1994 book, The Mutual Fund Masters. In a USA Today national survey, professional money managers were asked to name their favorite investment professional. Wanger was voted #1.

     A Zebra in Lion Country, by Ralph Wanger, is due out in bookstores in March. Published by Simon & Schuster, this book is a witty survival guide to investing. It also features some of Wanger's letters to Acorn Fund shareholders which investors have enjoyed reading over the years. An excerpt from this new book follows.

     Every bad idea starts from a good idea. We all know this from our own experience. We go to a party and have a glass of champagne. Good idea. We feel better, more relaxed. The party is now more interesting, the toasts more lively, the girls prettier, the dancing more fun. So we have a second glass of champagne. Another good idea.

The jokes now have gone from humorous to hilarious, the people you're meeting are the most interesting and glamorous you've ever known, and the dancing is wild and you've never been better at it. But after the third glass, and the fourth... well, what started as a good idea turns into a very bad idea, with your head already beginning to pound from a headache you know will terminate in a humdinger of a hangover.

     It happens all the time in the stock market. Technology stocks have been the rage for a long time, albeit with some periods of "consolidation." The boom started with a very good idea. American technology leads the world. Personal computers and the software to run them, and other electronic and communications devices, have become inexpensive and relatively easy to use, and we all buy them. Companies like Microsoft, Motorola, Intel are well-run--indeed fabulous-- companies. All this is correct, a great investment idea. The people who were in early have made a lot of money.

     But as the party lengthens, the stocks get taken over by people who don't particularly understand what's happening; they are just playing a trend.

                                                                     (continued)

                   Wanger Advisors Trust  1996 Annual Report
--------------------------------------------------------------------------------
[LOGO] Squirrel Chatter (continued)


New companies are invented to meet their demands. The securities industry, you know, is not a service industry. It is a manufacturing industry. If you want a stock, Wall Street will make it for you. Any business, any kind you want. Recently, the Internet being the rage, the investment bankers have worked overtime creating a stream of IPOs to meet the demand. And people love them, to judge by their P/Es, some of which have soared into the triple-digit stratosphere.

     Remember back in the early '80's when the hard disk drive for computers was invented? It was an important, crucial invention, and investors were eager to be part of this technology. More than 70 disk drive companies were formed and their stocks were sold to the public. Each company had to get 20 percent of the market share to survive. For some reason, they didn't all do it.

Anything can get overdone. In the financial world, things get taken to extremes all the time, like the tulip scandal of 1637. That started with a good idea. The tulip was a terrific invention. The flower had not previously been seen in Europe, and it was a great hit, and new varieties and colors increased its popularity. There was nothing wrong with the idea. But after a few years people started selling tulip bulbs for hundreds of thousands of dollars a piece, if they were of a rare variety, and a good idea went to speculative madness.

     The tulip was a good idea, disk drives were a good idea, the Internet is a good idea. They have to be good ideas or they would not become widely popular. Come up with a concept that's patently silly or harmful and people won't want it. So, only a good idea can become so popular that it becomes a bad idea.


                     [PHOTO OF RALPH WANGER APPEARS HERE]

                            Ralph Wanger, President

                                                                          [LOGO]
                                     Wanger Advisors Trust    1996 Annual Report
--------------------------------------------------------------------------------
Funds at a Glance


--------------------------------------------------------------------------------
Wanger U.S. Small Cap
Results to December 31, 1996


                          4th Quarter   Last 12 months
Wanger U.S. Small Cap             7.7%            46.6%
Russell 2000                      5.2%            16.5%
S&P MidCap 400                    6.1%            19.2%
S&P 500                           8.3%            23.0%
Dow-Jones                        10.2%            28.9%
966 Variable Insurance
 Funds Average                                    13.4%

Net Asset Value per share as of 12/31/96: $16.97

The Russell 2000 is formed by taking 3,000 companies and then eliminating the largest 1,000 leaving a good small company index. The S&P MidCap 400 is a market value-weighted index of 400 stocks that are in the next tier down from the S&P
500. The S&P 500 is a broad market-weighted average, still blue chip dominated. The Dow Jones Industrial Average includes 30 large companies. The Lipper Variable Funds average includes both funds. All indices are unmanaged and include reinvested dividends.

--------------------------------------------------------------------------------

Wanger International Small Cap
Results to December 31, 1996

                                        4th Quarter   Last 12 months
Wanger Int'l Small Cap                          4.3%            32.0%
EAFE                                            1.6%             6.1%
Lipper International Small Co.                  2.8%            13.3%
 Funds Average
Lipper International Fund Index                 5.2%            14.4%
966 Variable Insurance
 Funds Average                                                  13.4%
71 International Variable Insurance
 Funds Average                                                  14.9%

Net Asset Value per share as of 12/31/96: $17.71

EAFE is Morgan Stanley's Europe, Australia and Far East Index, an index of companies throughout the world in proportion to world market capitalization, excluding the U.S. and Canada. The Lipper International Small Company Funds Average is comprised of 12 small company international funds. The Lipper International Fund Index is an equal-weighted index of the 30 largest international funds. The Lipper Variable Funds average include both funds; the International Average includes Wanger Int'l Small Cap. All indices are unmanaged and include reinvested dividends.

--------------------------------------------------------------------------------
Wanger U.S. Small Cap Top 5 Industries
As a % of net assets, as of 12/31/96


Energy/Minerals                     23.9%
Information                         17.9%
Industrial Goods/Services           14.4%
Finance                             14.0%
Health Care                         13.2%

--------------------------------------------------------------------------------
Wanger International Small Cap Top 5 Countries
As a % of net assets, as of 12/31/96


United Kingdom       16.1%
Japan                14.6%
Sweden                7.6%
Singapore             5.8%
Australia             5.5%

--------------------------------------------------------------------------------
Wanger U.S. Small Cap Top 10 Holdings

CalEnergy                     4.9 %      Respironics                   2.8 %
Power Plants                             Sleep Apnea Products

Tesoro Petroleum              3.8 %      Wackenhut                     2.7%
Oil Refinery/Gas Reserves                Prison Management

NGC                           3.8%       Atwood Oceanics               2.6%
Gas Processing/Marketing                 Offshore Drilling

Lincare Holdings              3.6 %      Coast Savings                 2.4%
Home Health Care Services                California Savings/Loan

Seagull Energy                3.6 %      Kronos                        2.4 %
Oil/Gas Producer                         Time Accounting
                                         Software & Clocks

--------------------------------------------------------------------------------
Wanger International Small Cap Top 10 Holdings


TT Tieto                      3.4%            Oriflame International        2.0%
Computer Services/                            Natural Cosmetics
Consulting--Finland                           United Kingdom

Tyndall                       2.9%            Kempen                        2.0%
Money Management/                             Stock Brokerage/Investment
Insurance--Australia                          Management--Netherlands

Genting International         2.8%            Grupo Radio Centro            1.9%
Cruise Line--Singapore                        Radio Broadcasting/
                                              Networks Mexico
Getinge Industrier            2.3%
Sterilization & Disinfection                  International Container       1.9%
Equipment--Sweden                             Terminal Services
                                              Container Handling Terminals
Medeva                        2.1%            & Port Management--Philippines
Pharmaceuticals
United Kingdom                                Premier Oil                   1.8%
                                              Oil/Gas Producer
                                              United Kingdom

--------------------------------------------------------------------------------

The funds' top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statements of Investments for complete lists of the funds' holdings, including those described under "Performance Review."

                             Wanger Advisors Trust    1996 Annual Report

--------------------------------------------------------------------------------
Wanger U.S. Small Cap Performance Review


Wanger U.S. Small Cap had a career year in 1996. One number says it all: +46.6%. Your Fund's 46.6% return was the third best of all 966 variable insurance funds in the U.S. tracked by Lipper Analytical Services, Inc. This ranking is based on the one year total return ending 12/31/96. In other words, we ranked in the top 0.3% of our class. That's summa summa cum laude material.

At the head of our own class were our oil and gas stocks. We accumulated an outsized energy position in the first half of the year, buying up bustling companies like NGC Corp. (natural gas brokerage), Atwood Oceanics (deep-sea drilling rigs), Seagull Energy and United Meridian (oil & gas explorers) on the cheap. Ten-gallon hats off to Jason Selch, our resident oilman, for tapping into those gusher stocks.

Small-cap investing was at a handicap last year. Small-cap indices like the Russell 2000 (+ 16.5%) lagged behind the S&P 500's 23% return as mutual fund managers poured their record cash inflows into the most liquid large-cap stocks.

The popularity of index investing and the revival of the Nifty Fifty were both signs of the market's big-cap fetish. We produced our own nifty returns without the benefit of bigness. We jumped into energy stocks early in the year when the stocks were slow to follow the price of oil's lead. And we stayed clear of the fancy-multiple high-tech stocks that soared in the first quarter, but littered the new lows list soon after.

Our other big winners were a multi-industrial group. Technology was represented by ACT Manufacturing, an electronics assembler with a bulging backlog of new customers. Health care winner was Steris, a sterilization equipment company recovering from acquisition indigestion. Our growth utility (no oxymoron) CalEnergy was buoyed by its recent acquisition of a UK electric company. And our best banker was Texas Regional, the grandest bank in the Rio Grande Valley.

Small-cap investing can be volatile and 1996 will be a hard act to follow. Our team of analysts will continue to work hard to reward the confidence you've shown in us.


--------------------------------------------------------------------------------
Fund Facts

The U.S. stock market was red hot and the large company indexes, like the S&P 500 and the Dow Jones Industrial Average, enjoyed another banner year. Remember, the S&P 500 is a broad market-weighted, blue-chip dominated index and the Dow Jones is made up of the 30 largest U.S. companies' returns. Most Wanger U.S. Small Cap companies are not found in the S&P 500 or the Dow; rather, the Fund primarily invests in small and mid-size companies in the U.S.

                                                                      [LOGO]
[LOGO]                         Wanger Advisors Trust    1996 Annual Report
--------------------------------------------------------------------------------

Wanger U.S. Small Cap                    Results to December 31, 1996

The Value of a $10,000 Investment in     Total Return for Each Period
Wanger U.S. Small Cap                    May 3, 1995 through December 31, 1996


Wanger U.S. Small Cap
$17,004

Russell 2000
$13,756

[GRAPH APPEARS HERE]

-------------------------------------------------------------------------------
This graph compares the results of $10,000 invested in Wanger U.S. Small Cap on May 3, 1995 (the date the Fund began operations) with the Russell 2000 with dividends reinvested. Past performances does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

                                      Average Annual Total Return
                                      1 year: 46.6%   Life: 37.4%

                                   Wanger Advisors Trust    1996 Annual Report
                                   Performance Review
--------------------------------------------------------------------------------
Wanger International Small Cap


Wanger International Small Cap had a spectacular year in 1996. Our total return for the year was 32%. Lipper Analytical Services, Inc. tracks 966 variable insurance mutual funds; our total return for 1996 ranked us #16, in the top 2%. We are one of 71 international variable insurance mutual funds; we were #2 in the international arena. Our return was more than double that of the average of our competitors.

How did we do it? Market conditions were mixed with the most commonly used international stock index, EAFE, up only 6% for the year. That we were able to produce a return over five times as large was in part achieved by underweighting Japanese stocks (the Jasdaq index of smaller Japanese companies was down almost 14% in 1996, on top of which the Japanese Yen declined about 11%) and overweighting European stocks (a number of European stock markets were up over 20% and most of their currencies declined less than the Yen).

A second important factor which helped us to outperform was our exposure to energy and technology stocks. The former sector took off along with the price of oil, and the latter benefited from the current profit growth wave in the industry, along with newfound interest by U.S. institutions tired of paying sky high prices for domestic technology stocks.

Finally, our bottom up, research driven approach to stock picking paid off with our analysts by and large outperforming their respective countries and sectors in 1996.

For example, our aforementioned energy portfolio benefited from the skill and enthusiasm brought to bear by our intrepid Jason Selch, whose stocks in the fund rose an incredible 176% in 1996.

How much risk did we take? Recall that in the investing world, risk is usually measured by the degree to which prices bounce up and down. We all know that by this measure cash is the best behaved (least volatile) asset, followed by short-term bonds, then long-term bonds, blue chip stocks, and finally smaller company stocks. Where does your Fund fit in in 1996? This might surprise you, but our weekly volatility during 1996 was somewhere between long-term bonds and blue chip stocks, even though the Fund invests in smaller company stocks and even though individual foreign markets can be quite volatile (1).

Your Fund enjoyed lower volatility in 1996 than the blue chips because of its high level of diversification across countries (over 25) and industries (more than 20). To illustrate, our top five performers in 1996 included the Finnish computer consultant TT Tieto, Canadian oil service company Shaw, Dutch mutual fund manager Kempen, Argentine steel producer Siderca, and Australian life insurer Tyndall.

We like these stocks because they have high management ownership, low or no research coverage by brokerage analysts, and above average returns on equity. Our globe trotting team of security analysts is already at work trying to uncover more niche companies to add to your portfolio in 1997!!

--------------------------------------------------------------------------------

(1) We calculated the weekly volatility (technically the standard deviation of the weekly returns) in 1996 for each of these asset classes and observed the following:

Cash                                                         0%
Bonds (Lipper U.S. Government Bond Index)                  0.8%
Wanger International Small Cap                             1.1%
Blue chip stocks (S&P 500 Index)                           1.7%
Small company stocks (NASDAQ Composite Index)              2.0%

Volatility or variability in expected return is one measure of risk. Higher numbers indicate greater volatility. The information shown represents relative volatility over past periods and does not necessarily indicate relative future volatility.

                                                                 [LOGO]
                                   Wanger Advisors Trust    1996 Annual Report
------------------------------------------------------------------------------
Wanger International Small Cap     Results to December 31, 1996


------------------------------------------------------------------------------
[WANGER INTERNATIONAL SMALL CAP GRAPH APPEARS HERE]

The value of a $10,000 Investment in
Wanger International Small Cap
Wanger International Small Cap
$17,755

EAFE
$11,293

------------------------------------------------------------------------------
This graph compares the results of $10,000 invested in Wanger International Small Cap on May 3, 1995 (the date the Fund began operations) with Morgan Stanley's Europe, Australia and Far East Index (EAFE). Past performances does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.




                                   Average Annual Total Return
                                   1 year: 32.0%   Life: 41.0%

                                     Wanger Advisors Trust    1996 Annual Report
--------------------------------------------------------------------------------
Wanger U.S. Small Cap                Statement of Investments  December 31, 1996


--------------------------------------------------------------------------------
Number                                                                     Value
of Shares

             Common Stocks and Other Equity-Like
             Securities--90.3%

             Information--17.9%
--------------------------------------------------------------------------------
             Broadcasting/CATV--1.9%

  100,000    C-Tec(b)                                                $ 2,425,000
             Cable TV/Local Telephone

--------------------------------------------------------------------------------
             Programming for CATV/TV/Satellites--6.4%

  113,400    Data Transmission (b)                                     2,523,150
             Data Services for Farmers

   88,000    Tele-Communications,
             Liberty Media Group (b)                                   2,513,500
             Cable TV Programming

   70,000    Gaylord Entertainment                                     1,601,250
             Cable TV Programming

   58,000    International Family Entertainment (b)                      899,000
             Cable TV Programming

   42,000    United Video Satellite (b)                                  735,000
             Cable TV Programming
--------------------------------------------------------------------------------
             Total                                                     8,271,900

--------------------------------------------------------------------------------
             Mobile Communications--1.9%

  112,500    COMARCO (b)                                               2,053,125
             Wireless Network Testing

   40,000    Palmer Wireless (b)                                         420,000
             Cellular Phone Services
--------------------------------------------------------------------------------
             Total                                                     2,473,125

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Number                                                                     Value
of Shares

             Computer Software/Services--4.2%
  103,600    CACI International, ClA (b)                               2,175,600
             Computer Software Systems

   46,600    Analysts International                                    1,316,450
             Contract Programming

   80,000    Simulation Sciences (b)                                   1,190,000
             Process Control Software

   14,000    Compuware (b)                                               701,750
             Computer Services & Software
--------------------------------------------------------------------------------
             Total                                                     5,383,800

--------------------------------------------------------------------------------
             Computer Systems--1.1%

   55,400    ACT Manufacturing (b)                                   $ 1,461,175
             Contract Manufacturing

--------------------------------------------------------------------------------
             Components/Peripherals--2.4%

   96,000    Kronos (b)                                                3,072,000
             Time Accounting Software & Clocks

--------------------------------------------------------------------------------
             Information Total                                        23,087,000

             Healthcare--13.2%
--------------------------------------------------------------------------------
             Biotechnology/Drug Delivery--1.4%

   40,000    Watson Pharmaceuticals (b)                                1,797,500
             Generic Pharmaceuticals

--------------------------------------------------------------------------------
             Medical Equipment--7.1%

  210,000    Respironics (b)                                           3,648,750
             Sleep Apnea Products

   59,100    Steris (b)                                                2,570,850
             Sterilization Equipment

   76,000    Invacare                                                  2,090,000
             Wheelchairs, Patient Aids & Beds

   70,000    Kinetic Concepts                                            857,500
             Hospital Beds
--------------------------------------------------------------------------------
             Total                                                     9,167,100

--------------------------------------------------------------------------------
             Services--4.7%

  114,000    Lincare Holdings (b)                                      4,674,000
             Home Health Care Services

  100,800    United Payors & Providers (b)                             1,386,000
             Medical Claims Repricing
--------------------------------------------------------------------------------
             Total                                                     6,060,000

--------------------------------------------------------------------------------
             Health Care Total                                        17,024,600


See accompanying notes to financial statements.

                                                              [LOGO]
                                     Wanger Advisors Trust    1996 Annual Report
--------------------------------------------------------------------------------
Wanger U.S. Small Cap                Statement of Investments  December 31, 1996


--------------------------------------------------------------------------------
Number                                                                     Value
of Shares

             Consumber Goods/services--6.9%
--------------------------------------------------------------------------------
             Retail--3.1%

  322,900    Host Mariott Services (b)                               $ 2,946,463
             Runs Airport Restaurants

   30,000    Borders Group (b)                                         1,076,250
             Bookstores
--------------------------------------------------------------------------------
             Total                                                     4,022,713

--------------------------------------------------------------------------------
             Entertainment/Leisure--1.4%
   63,000    Showboat                                                  1,086,750
             Casino/Hotels

   42,000    Rio Hotel & Casino (b)                                      614,250
             Casino/Hotel

   60,000    Monarch Casino & Resort (b)                                 120,000
             Casino/Hotel
--------------------------------------------------------------------------------
             Total                                                     1,821,000

--------------------------------------------------------------------------------
             Food--0.4%
   70,000    Shoney's (b)                                                490,000
             Restaurants

--------------------------------------------------------------------------------
             Manufacturers--2.0%
  163,500    Rawlings (b)                                              1,635,000
             Baseball Equipment

   28,000    Newell                                                      882,000
             Household Goods
--------------------------------------------------------------------------------
             Total                                                     2,517,000

--------------------------------------------------------------------------------
             Consumer Goods/Services Total                             8,850,713

--------------------------------------------------------------------------------
Number                                                                     Value
of Shares

             Finance--14.0%
--------------------------------------------------------------------------------
             Banks/Savings & Loans--7.4%
   84,000    Coast Savings (b)                                         3,076,500
             California Savings & Loan

   60,000    Texas Regional Bancshares                                 2,040,000
             TexMex Bank

   56,000    Peoples Bank Bridgeport                                   1,617,000
             Consumer Finance

  106,000    Imperial Thrift & Loan (b)                                1,590,000
             California Thrift

   80,000    Commonwealth Bancorp                                      1,200,000
             Pennsylvania Savings & Loan
--------------------------------------------------------------------------------
             Total                                                     9,523,500

--------------------------------------------------------------------------------
             Insurance--1.6%
   64,000    Penn Treaty American (b)                                  1,664,000
             Nursing Home Equipment

   17,000    Leucadia National                                           454,750
             Insurance Holding Company
--------------------------------------------------------------------------------
             Total                                                     2,118,750

--------------------------------------------------------------------------------
             Money Management--2.7%
  125,000    Baker Fentress                                            2,109,375
             Closed-End Investment Company

   63,000    SEI                                                       1,401,750
             Mutual Fund Distributor
--------------------------------------------------------------------------------
             Total                                                     3,511,125

--------------------------------------------------------------------------------
             Credit Cards--1.1%
   31,000    National Data                                             1,348,500
             Credit Card & Medical Claims Processor

--------------------------------------------------------------------------------
             Other--1.2%
   86,500    Jayhawk (b)                                                 973,125
             Used Auto Finance

   28,000    Americredit (b)                                             574,000
             Used Auto Finance
--------------------------------------------------------------------------------
             Total                                                     1,547,125

--------------------------------------------------------------------------------
             Finance Total                                            18,049,000


See accompanying notes to financial statements

                                     Wanger Advisors Trust    1996 Annual Report
--------------------------------------------------------------------------------
Wanger U.S. Small Cap                Statement of Investments  December 31, 1996


--------------------------------------------------------------------------------
Number                                                                     Value
of Shares
             Industrial Goods/Services--14.4%
             Machinery--0.4%

 30,500      Farr (b)                                                   $507,062
             Filters

--------------------------------------------------------------------------------
             Steel--5.5%

135,900      Atchison Casting (b)                                      2,446,200
             Steel Foundries

 91,000      Worthington Industries                                    1,649,375
             Steel Processing

 56,000      Gibraltar Steel (b)                                       1,470,000
             Steel Processing

105,000      Universal Stainless (b)                                     918,750
             Semi-finished Stainless Steel Producer

 35,300      Steel Dynamics (b)                                          675,113
             Steel Mini-Mill
--------------------------------------------------------------------------------
             Total                                                     7,159,438

--------------------------------------------------------------------------------
             Industrial Suppliers--3.2%

 92,000      Applied Industrial Technologies                           2,564,500
             Distribution of Industrial Components

 75,000      Lilly Industries, Cl. A                                   1,368,750
             Industrial Coatings

 10,500      Aftermarket Technology (b)                                  181,125
             Auto Transmission Remanufacturer
--------------------------------------------------------------------------------
             Total                                                     4,114,375

--------------------------------------------------------------------------------
             Services--5.3%

230,600      Wackenhut, Cl. B                                          3,516,650
             Prison Management

100,000      World Color Press (b)                                     1,925,000
             Printing

 50,000      Hub Group (b)                                             1,337,500
             Freight Forwarder
--------------------------------------------------------------------------------
             Total                                                     6,779,150

--------------------------------------------------------------------------------
             Industrial Goods/Services Total                          18,560,025

--------------------------------------------------------------------------------
Number                                                                     Value
of Shares

             Energy/Minerals--23.9%
--------------------------------------------------------------------------------
             Independent Power--6.1%
189,000      CalEnergy (b)                                            $6,355,125
             Power Plants

 19,000      AES Corporation (b)                                         883,500
             Power Plants

 38,500      Thermo Ecotek (b)                                           587,125
             Biomass Operator
--------------------------------------------------------------------------------
             Total                                                     7,825,750

--------------------------------------------------------------------------------
             Oil/Gas Producers--8.6%

352,000      Tesoro Petroleum (b)                                      4,928,000
             Oil Refinery/Gas Reserves

209,000      Seagull Energy (b)                                        4,598,000
             Oil & Gas Producer

 22,000      United Meridian (b)                                       1,138,500
             Oil & Gas Producer

100,000      Tipperary (b)                                               462,500
             Oil & Gas Producer
--------------------------------------------------------------------------------
             Total                                                    11,127,000

--------------------------------------------------------------------------------
             Distribution/Marketing/Refining--4.2%

210,000      NGC                                                       4,882,500
             Gas Processing/Marketing

 23,000      United Cities Natural Gas                                   517,500
             Natural Gas Utility
--------------------------------------------------------------------------------
             Total                                                     5,400,000

--------------------------------------------------------------------------------
             Oil Services--5.0%

 53,700      Atwood Oceanics (b)                                       3,409,950
             Offshore Drilling

145,000      GeoScience (b)                                            1,885,000
             Offshore Seismic Equipment

 53,000      J Ray McDermott (b)                                       1,166,000
             Offshore Construction
--------------------------------------------------------------------------------
             Total                                                     6,460,950

--------------------------------------------------------------------------------
             Energy/Minerals Total                                    30,813,700

See accompanying notes to financial statements.

                                                                          [LOGO]
                                     Wanger Advisors Trust    1996 Annual Report
--------------------------------------------------------------------------------
Wanger U.S. Small Cap


--------------------------------------------------------------------------------
Principal Amount                                                           Value

Total Common Stocks and Other
Equity-Like Securities--90.3%                                       $116,385,038
--------------------------------------------------------------------------------
(Cost: $96,923,306)

Short-Term Obligation--7.5%                                            9,690,000
$9,690,000 State Street Bank Repurchase
  Agreement 4.75% 01/02/97;
  12/31/96 Agreement Collateralized by U.S. Treasury Bonds
--------------------------------------------------------------------------------
(Cost: $9,690,000)

Total Investments--97.8%                                             126,075,038
--------------------------------------------------------------------------------
(Cost: $106,613,306)

Cash and Other Assets Less Liabilities--2.2%                           2,882,873
--------------------------------------------------------------------------------

Total Net Assets--100%                                              $128,957,911

--------------------------------------------------------------------------------
     Notes to Statement of Investments:

(a) At December 31, 1996, for federal income tax purposes cost of investments was $106,613,306 and net unrealized appreciation was $19,461,732, consisting of gross unrealized appreciation of $21,927,316 and gross unrealized depreciation of $2,465,584.

(b)  Non-income producing security.

See accompanying notes to financial statements.

                                  Wanger Advisors Trust    1996 Annual Report

--------------------------------------------------------------------------------
Wanger International Small Cap    Statement of Investments  December 31, 1996

---------------------------------------------------------------------------
Number                                                                Value
of Shares
                   Common Stocks and Other Equity-Like
                   Securities-93.3%

                   Europe-42.3%
---------------------------------------------------------------------------
                   Germany/Austria-2.0%

   10,000          Rhoen Klinikum Ord.                           $1,044,708

    1,200          Rhoen Klinikum Pfd.                              119,136
                   Hospital Management

    2,500          Cewe Color Holdings                              567,776
                   Photographic Developing/Printing
---------------------------------------------------------------------------
                   Total                                          1,731,620
---------------------------------------------------------------------------
                   Denmark-0.8%

    5,000          Kompan International (b)                         703,521
                   Playground Equipment
---------------------------------------------------------------------------
                   Netherlands-2.0%

   86,000          Kempen (b)                                     1,690,369
                   Stock Brokerage/Investment Management
---------------------------------------------------------------------------
                   Finland-3.4%

   34,000          TT Tieto, Cl. B                                2,868,865
                   Computer Services/Consulting
---------------------------------------------------------------------------
                   Norway-0.9%

   62,500          P4 Radio Helo Norge (b)                          567,701
                   Commercial Radio Station

   55,000          Sysdeco Group (b)                                220,503
                   Software "Tool" Sets & Systems

---------------------------------------------------------------------------
                   Total                                            788,204
---------------------------------------------------------------------------
                   Sweden-7.6%

  100,000          Getinge Industrier                             1,969,830
                   Sterilization & Disinfection Equipment

   50,000          Esselte, Series A                              1,135,032
                   Office Supplies & Related Equipment

   60,000          Mandator (b)                                     984,183
                   Computer Services/Consulting

    8,000          Scala International (b)                          726,421
                   Accounting Software

   40,000          Frontec, Series B. (b)                           691,271
                   Computer Services & Software

---------------------------------------------------------------------------

Number
of Shares                                                             Value

--------------------------------------------------------------------------
                   Sweden-7.6% (cont.)
   20,000          Tryckindustri                                 $  600,469
                   Printer

   13,714          Pricer, Cl. B (b)                                337,427
                   Electronic Shelf Labels for Supermarkets
---------------------------------------------------------------------------
                   Total                                          6,444,633

---------------------------------------------------------------------------
                   France-2.6%
   12,000          Axime Ex Segin (b)                             1,384,935
                   Computer Services/Consulting

    7,250          Fininfo                                          767,004
                   Financial Data Feeds
---------------------------------------------------------------------------
                   Total                                          2,151,939
---------------------------------------------------------------------------
                   United Kingdom/Ireland-16.1%

  402,361          Medeva                                         1,759,272
                   Drugs for Hyperactive Children

  185,000          Oriflame International                         1,693,759
                   Natural Cosmetics Sold Door-to-Door

2,500,000          Premier Oil (b)                                1,518,779
                   Oil & Gas Producer

  799,700          St James Place                                 1,347,999
                   Life Insurance

   40,000          Euro Money Publications                          960,039
                   Financial Publications & Databases

  117,000          Seton Healthcare Group                           910,010
                   Pharmaceuticals

  170,000          Tunstall                                         781,123
                   Monitoring Equipment

   80,000          Edinburgh Fund Managers                          772,139
                   Investment Management

  223,500          Bluebird Toys                                    751,564
                   "Polly Pocket" Toy Manufacturer

2,000,000          Electronics Boutique (b)                         701,633
                   Videogame/Computer Software Stores

   58,500          Serco Group                                      674,749
                   Facilities Management

   80,000          N. Brown Group                                   614,014
                   Mail Order Clothing in Large Sizes


See accompanying notes to financial statements.

                                                                          [LOGO]
                                     Wanger Advisors Trust    1996 Annual Report
--------------------------------------------------------------------------------
Wanger International Small Cap       Statement of Investments  December 31, 1996


--------------------------------------------------------------------------------
Number                                                                     Value
of Shares

--------------------------------------------------------------------------------
             United Kingdom/Ireland-16.1%  (cont.)
   65,000    Dorling Kindersley                                         $457,730
             Reference Books & CD-ROMs
   35,000    Planning Sciences (b)                                       420,000
             Database & Business Intelligence Software
   13,000    International Cabletel (b)                                  328,250
             Cable TV & Telephone System
--------------------------------------------------------------------------------
             Total                                                    13,691,060

--------------------------------------------------------------------------------
             Portugal-0.6%
   45,400    Filmes Lusomundo (b)                                        522,283
             Newspapers, Radio, Video, Film Distribution

--------------------------------------------------------------------------------
             Switzerland-1.9%
    2,000    Societe Generale d'Affichage                                893,655
             Billboard Advertising
    1,400    Phoenix Mecano                                              731,903
             Electrical Components
--------------------------------------------------------------------------------
             Total                                                     1,625,558

--------------------------------------------------------------------------------
             Hungary-0.2%
    5,000    Cofinec (b)                                                 151,250
             Consumer Goods Packaging

--------------------------------------------------------------------------------
             Italy/Greece-4.2%
  399,000    Banca Fideuram                                              874,362
             Life Insurance & Mutual Funds
  120,000    Athens Medical Center                                       841,474
             Hospitals (Greece)
  300,000    Costa Crociere                                              726,077
             Mediterranean Cruise Line
   30,000    Intracom (b)                                                674,881
             Telecommunications Equipment (Greece)
   15,000    Cellular Communications International (b)                   435,000
             Mobile Communications
--------------------------------------------------------------------------------
             Total                                                     3,551,794

--------------------------------------------------------------------------------
             Europe Total                                             35,921,096

--------------------------------------------------------------------------------
Number                                                                     Value
of Shares

             Asia-30.7%
--------------------------------------------------------------------------------
             Hong Kong/China-2.7%
3,500,000    Golden Harvest Entertainment                              1,176,471
             Movie Distribution & Exhibition
1,300,000    Li and Fung                                               1,151,260
             Sourcing of Consumer Goods
--------------------------------------------------------------------------------
             Total                                                     2,327,731

--------------------------------------------------------------------------------
             Japan-14.6%
   30,000    Hokuto                                                    1,315,585
             Mushroom Grower
   51,600    Central Uni                                               1,178,082
             Health Care/Medical Equipment
   30,000    Konami                                                    1,020,936
             Entertainment Software/Hardware
   20,300    HIS                                                         979,409
             Travel Agent
   15,000    Tiemco (b)                                                  958,904
             Fishing Equipment
   40,000    Arrk                                                        923,581
             Industrial Modeling
   30,000    People                                                      904,627
             Sports Clubs
   25,000    Nihon Jumbo                                                 870,165
             Photo Processing Lab
   27,000    NuSkin Asia Pacific (b)                                     833,625
             Personal Care Products
   10,000    Ryohin Keikaku                                              740,932
             Specialty Consumer Goods Retailer
   11,400    Paramount Bed                                               726,803
             Hospital Bed Manufacturer
   30,000    Shinki                                                      692,685
             Corporate & Consumer Lending
   10,500    Noritsu Koki                                                493,021
             Photo Processing Lab Manufacturer
   32,000    Belluna                                                     479,711
             Catalog Sales
   10,000    Mars Engineering                                            254,157
      150    Mars Engineering Warrants 1/25/00                            18,750
             Gaming Systems & Machinery
--------------------------------------------------------------------------------
             Total                                                    12,390,973

See accompanying notes to financial statements.

                                     Wanger Advisors Trust    1996 Annual Report
--------------------------------------------------------------------------------
Wanger International Small Cap       Statement of Investments  December 31, 1996


--------------------------------------------------------------------------------
Number                                                                     Value
of Shares

--------------------------------------------------------------------------------
             Malaysia-1.7%
  300,000    Malaysian Assurance Alliance                             $1,461,097
             Insurance

--------------------------------------------------------------------------------
             Indonesia/Philippines-2.6%
3,000,000    Int'l Container Terminal Services (b)                     1,568,441
             Container Handling Terminals
             & Port Management (Philippines)
  600,000    PILTEL (b)                                                  507,605
             Mobile Communications (Philippines)
  214,800    Suba Indah                                                  131,835
             Beverage and Food
--------------------------------------------------------------------------------
             Total                                                     2,207,881

--------------------------------------------------------------------------------
             India-0.5%
   30,000    IS Himalaya Fund (b)                                        387,000
             Closed-End Fund

--------------------------------------------------------------------------------
             Korea-1.8%
   35,000    Dongbu Fire & Marine Insurance (b)                        1,168,267
             Non-Life Insurance
    1,500    S-1 Corporation New (b)                                     246,600
      500    S-1 Corporation                                              91,662
             Alarm Monitoring
--------------------------------------------------------------------------------
             Total                                                     1,506,529

--------------------------------------------------------------------------------
             Singapore-5.8%
1,000,000    Genting International                                     2,400,000
             Cruise Line
  599,956    Venture Manufacturing                                     1,492,599
  411,134    Venture Manufacturing Warrants 7/26/99 (b)                  661,318
             Contract Electronics Manufacturer
  200,000    Datacraft Asia                                              334,000
             Computer Consulting
--------------------------------------------------------------------------------
             Total                                                     4,887,917

--------------------------------------------------------------------------------
             Thailand-1.0%
  769,000    Shinawatra Satellite                                        869,774
             Satellite Leasing

--------------------------------------------------------------------------------
             Asia Total                                               26,038,902

--------------------------------------------------------------------------------
Number                                                                     Value
of Shares

             Latin America-9.2%
--------------------------------------------------------------------------------
             Mexico-3.4%
  235,000    Grupo Radio Centro (b)                                    1,615,625
             Radio Broadcasting/Networks
  417,000    Nadro, Series L                                           1,244,855
             Pharmaceutical Distribution
--------------------------------------------------------------------------------
             Total                                                     2,860,480

--------------------------------------------------------------------------------
             Argentina-3.8%
  700,000    Siderca                                                   1,277,755
             Seamless Pipe for Oil Wells
  120,000    Patagonia                                                 1,128,226
             Supermarkets
  412,000    Cresud (b)                                                  729,386
             Agriculture
   28,000    Siderar (b)                                                  80,656
             Flat Rolled Steel
--------------------------------------------------------------------------------
             Total                                                     3,216,023

--------------------------------------------------------------------------------
             Other Latin America-2.0%
   15,000    Genesis Chile Fund                                          551,250
             Closed-End Fund (Chile)
   50,000    Elevadores Atlas                                            490,809
             Elevator Services (Brazil)
    8,000    Ceteco Holdings                                             460,169
             Appliances Retailer (Central America)
  550,000    Brazilian Smaller Companies Warrants                        261,250
             Closed-End Fund
--------------------------------------------------------------------------------
             Total                                                     1,763,478

--------------------------------------------------------------------------------
             Latin America Total                                       7,839,981

See accompanying notes to financial statements.

                                                                          [LOGO]
                               Wanger Advisors Trust          1996 Annual Report
--------------------------------------------------------------------------------

Wanger International Small Cap       Statement of Investments December 31, 1996

--------------------------------------------------------------------------------
Number                                                                     Value
of Shares

                       Other Countries--11.1%
--------------------------------------------------------------------------------
                       Australia--5.5%

1,417,976              Tyndall                                       $ 2,421,542
                       Money Management & Insurance

  800,000              Austereo                                        1,270,880
                       Radio Broadcasting

  500,000              Australian Hospital Care (b)                      992,875
                       Hospital Management
--------------------------------------------------------------------------------
                       Total                                           4,685,297

--------------------------------------------------------------------------------
                       Israel--1.2%

   70,100              Blue Square Israel (b)                            998,925
                       Supermarkets & Department Stores

--------------------------------------------------------------------------------
                       Canada--4.4%

   70,000              Shaw Industries                                 1,414,606
                       Oil Field Services

  140,000              Ranger Oil                                      1,382,500
                       Oil & Gas Producer

  250,000              Pan East Petroleum (b)                            893,704
                       Oil & Gas Producer
--------------------------------------------------------------------------------
                       Total                                           3,690,810

--------------------------------------------------------------------------------
                       Other Countries Total                           9,375,032

--------------------------------------------------------------------------------
Principal Amount                                                           Value

Total Common Stocks and Other
Equity-Like Securities--93.3%                                        $79,175,011
--------------------------------------------------------------------------------
(Cost: $71,170,835)


Short-Term Obligation--6.1%                                            5,185,000
$5,185,000 State Street Bank Repurchase
   Agreement 4.75% 01/02/97;
   12/31/96 Agreement Collateralized by U.S. Treasury Bonds
--------------------------------------------------------------------------------
(Cost: $5,185,000)


Total Investments--99.4%                                              84,360,011
--------------------------------------------------------------------------------
(Cost: $76,355,835)


Cash and Other Assets Less Liabilities--0.6%                             495,071
--------------------------------------------------------------------------------

Total Net Assets--100%                                               $84,855,082
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Notes to Statement of Investments:

(a) At December 31, 1996, for federal income tax purposes cost of investments was $76,543,791 and net unrealized appreciation was $7,816,220 consisting of gross unrealized appreciation of $13,081,776 and gross unrealized depreciation of $5,265,556.

(b)  Non-income producing security.

See accompanying notes to financial statements.

                               Wanger Advisors Trust          1996 Annual Report
--------------------------------------------------------------------------------

Wanger International Small Cap       Portfolio Diversification December 31, 1996

--------------------------------------------------------------------------------
Percent                                                                    Value
       At December 31, 1996, the
       Fund's portfolio
       of investments as a
       percentage of net assets
       was diversified as follows
--------------------------------------------------------------------------------
       Information

10.3%  Software/Services                                             $ 8,734,816
 4.4   Broadcasting/CATV                                               3,782,456
 2.1   Mobile Communications                                           1,812,379
 1.7   Distribution                                                    1,417,769
 0.9   Consumer Electronics                                              731,903
 0.8   Equipment                                                         674,881
--------------------------------------------------------------------------------
20.2   Total                                                          17,154,204

--------------------------------------------------------------------------------
       Health Care

 5.3   Biotechnology/Drug Delivery                                     4,436,420
 3.7   Equipment                                                       3,147,912
 3.2   Services                                                        2,746,250
 2.0   Hospital/Laboratory Supplies                                    1,719,678
--------------------------------------------------------------------------------
14.2   Total                                                          12,050,260

--------------------------------------------------------------------------------
       Consumer Goods/Services

11.7   Retail                                                          9,974,101
 7.9   Entertainment/Leisure                                           6,738,105
 6.2   Manufacturers                                                   5,229,551
 2.6   Food                                                            2,176,806
--------------------------------------------------------------------------------
28.4   Total                                                          24,118,563



--------------------------------------------------------------------------------
Percent                                                                    Value

--------------------------------------------------------------------------------
       Finance
 9.8%  Money Management                                              $ 8,305,911
 3.2   Other                                                           2,752,369
 3.1   Insurance                                                       2,629,364
--------------------------------------------------------------------------------
16.1   Total                                                          13,687,644

--------------------------------------------------------------------------------
       Industrial Goods/Services

 8.3   Services                                                        7,010,946
 0.1   Steel                                                              80,656
--------------------------------------------------------------------------------
 8.4   Total                                                           7,091,602

--------------------------------------------------------------------------------
       Energy/Minerals

 4.5   Oil/Gas Producers                                               3,794,983
 1.5   Oil Services                                                    1,277,755
--------------------------------------------------------------------------------
 6.0   Total                                                           5,072,738

--------------------------------------------------------------------------------
93.3   Total Common Stocks and                                        79,175,011
       Other Equity-Like Securities

--------------------------------------------------------------------------------
 6.1   Short-Term Obligations                                          5,185,000

--------------------------------------------------------------------------------
 0.6   Cash and Other Assets less Liabilities                            495,071

--------------------------------------------------------------------------------
100.0  Net Assets                                                    $84,855,082

See accompanying notes to financial statements.

                                                                          [LOGO]
                                 Wanger Advisors Trust        1996 Annual Report
--------------------------------------------------------------------------------
Statements of Assets and Liabilities   December 31, 1996

                                                   Wanger U.S.            Wanger
                                                     Small Cap     International
                                                                       Small Cap
--------------------------------------------------------------------------------
Assets

Investments, at value (cost: Wanger U.S. Small
  Cap $106,613,306; Wanger International Small
  Cap $76,355,835)                                 $126,075,038      $84,360,011
Cash                                                      5,875          360,529
Organization costs                                       66,641           66,641
Receivable for:
  Securities sold                                     1,454,509          102,948
  Fund shares sold                                    2,802,009          674,765
  Dividends and interest                                 35,315           60,965
--------------------------------------------------------------------------------
  Total assets                                      130,439,387       85,625,859

--------------------------------------------------------------------------------
Liabilities and Net Assets
Payable for:
 Securities purchased                                 1,373,760          651,443
 Amount owed to advisor                                  66,812           66,693
 Other                                                   40,904           52,641
--------------------------------------------------------------------------------
 Total liabilities                                    1,481,476          770,777
--------------------------------------------------------------------------------
Net assets applicable to Fund shares outstanding   $128,957,911      $84,855,082
--------------------------------------------------------------------------------
Fund shares outstanding                               7,598,121        4,791,121
--------------------------------------------------------------------------------
Pricing of Shares
Net asset value, offering price and redemption
  price per share                                        $16.97           $17.71
--------------------------------------------------------------------------------
Analysis of Net Assets
Paid-in capital                                    $105,966,024      $74,585,481
Undistributed net realized gain on sales of
  investments and foreign currency transactions       3,530,155        2,453,188
Unrealized appreciation of investments and
  foreign currency transactions                      19,461,732        7,816,413
 (net of unrealized PFIC gains of $187,956
  for Wanger International Small Cap)
Net investment loss                                          --               --
--------------------------------------------------------------------------------
Net assets applicable to Fund shares outstanding   $128,957,911      $84,855,082
--------------------------------------------------------------------------------

See accompanying notes to financial statements.


                                                                               Wanger Advisors Trust     1996 Annual Report
-----------------------------------------------------------------------------------------------------------------------------------
Statements of Operations                                                       For the Year Ended December 31, 1996

                                                                                             Wanger U.S.       Wanger International
                                                                                              Small Cap             Small Cap
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends (net of foreign taxes of $51,646 for Wanger International Small Cap)                $   338,661            $  474,929
Interest                                                                                          217,556               106,849
-----------------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                           556,217               581,778
-----------------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment advisory                                                                               704,115               631,977
Legal and audit fees                                                                               56,103                56,023
Amortization of organization costs                                                                 20,031                20,031
Transfer agent                                                                                     18,440                18,174
Reports to shareholders                                                                            16,857                17,483
Trustees'                                                                                          15,524                15,400
Insurance                                                                                           7,017                 7,037
Custodian                                                                                          17,508               102,609
Other                                                                                               5,055                 6,375
-----------------------------------------------------------------------------------------------------------------------------------
     Total expenses                                                                               860,650               875,109
     Less custodian fees paid indirectly                                                          (17,508)              (20,862)
-----------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                                                 843,142               854,247
-----------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                              (286,925)             (272,469)
Net realized and unrealized gain on investments:
     Net realized gain on sales of investments                                                  3,926,442             2,570,609
     Net change in unrealized appreciation                                                     19,022,289             6,894,415
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                                22,948,731             9,465,024
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                          $22,661,806            $9,192,555
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                                          [LOGO]
                                     Wanger Advisors Trust    1996 Annual Report
--------------------------------------------------------------------------------
Statements of Changes in Net Assets


                                                 ---------------------------------------    ---------------------------------------
                                                 Wanger U.S. Small Cap                      Wanger International Small Cap

                                                        Year ended   May 3, 1995 through           Year ended   May 3, 1995 through
                                                 December 31, 1996     December 31, 1995    December 31, 1996     December 31, 1995
-----------------------------------------------------------------------------------------------------------------------------------
From operations:
Net investment loss                                      $(286,925)            $(102,659)           $(272,469)             $(27,334)
Net realized gain on sales of investments                3,926,442                59,816            2,570,609                53,290
Net change in unrealized appreciation                   19,022,289               439,443            6,894,415             1,109,954
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting
  from operations                                       22,661,806               396,600            9,192,555             1,135,910

Distributions to shareholders from:
Net investment income                                            -                     -               (6,530)                    -
Net realized gain                                          (66,519)                    -              (52,334)                    -
-----------------------------------------------------------------------------------------------------------------------------------
  Total distribution to shareholders                       (66,519)                    -              (58,864)                    -

From Fund share transactions:
Reinvestment of dividends and capital gain
  distributions                                             66,519                     -               58,864                     -
Proceeds from shares sold                               91,019,446            24,819,962           67,872,674            11,951,601
-----------------------------------------------------------------------------------------------------------------------------------
                                                        91,085,965            24,819,962           67,931,538            11,951,601
Payments for shares redeemed                            (6,626,877)           (3,438,708)          (3,579,071)           (1,844,269)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share
  transactions                                          84,459,088            21,381,254           64,352,467            10,107,332
-----------------------------------------------------------------------------------------------------------------------------------
Total increase in net assets                           107,054,375            21,777,854           73,486,158            11,243,242

-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Beginning of Period                                     21,903,536               125,682           11,368,924               125,682
-----------------------------------------------------------------------------------------------------------------------------------
End of Period (a)                                     $128,957,911           $21,903,536          $84,855,082           $11,368,924
===================================================================================================================================

(a) Includes accumulated net investment loss of $102,659 for Wanger U.S. Small Cap and $27,401 for Wanger International Small Cap in 1995.

See accompanying notes to financial statements.

                                     Wanger Advisors Trust    1996 Annual Report
--------------------------------------------------------------------------------
Wanger U.S. Small Cap                Financial Highlights

                                                            Year ended          May 3, 1995 through
                                                         December 31, 1996        December 31, 1995
---------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                          $      11.60              $     10.00

Income From Investment Operations
 Net investment loss (c)                                              (.06)                    (.05)
 Net realized and unrealized gain on investments                      5.46                     1.65
---------------------------------------------------------------------------------------------------
 Total from investment operations                                     5.40                     1.60

Less Distributions
 Dividends from net investment income                                  --                       --
 Distributions from net realized gain                                (0.03)                     --
--------------------------------------------------------------------------------------------------
 Total distributions                                                 (0.03)                     --

Net Asset Value, end of period                                $      16.97              $    11.60
--------------------------------------------------------------------------------------------------
Total Return                                                         46.59%                  16.00%

Ratios/Supplemental Data:
Ratio of expenses to average net assets (a)(b)                        1.21%                   2.08% *
Ratio of net investment loss to average net assets (b)                (.41%)                 (1.44%)*
Portfolio turnover rate                                                 46%                     59% *
Net assets at end of period                                   $128,957,911              $21,903,536


The average commissions paid per share on stock transactions for the year ended December 31, 1996 was $.0581.
---------------------------------------------------------------------------------------------------

    *Annualized

(a) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects gross custodian fees. This ratio net of custodian fees paid indirectly would have been 1.19% for the year ended December 31, 1996 and 2.00% for the period ended December 31, 1995.

(b) The Fund was reimbursed by the Advisor for certain net expenses from May 3, 1995 through December 31, 1995. Without the reimbursement, the ratio of expenses to average net assets and the ratio of net investment loss to average net assets for the period ended December 31, 1995 would have been 2.35% and (1.71%), respectively.

(c) Net investment loss per share for the year ended December 31, 1996 was based upon the average shares outstanding during the year.

See accompanying notes to financial statements.

                                                                          [LOGO]

                                     Wanger Advisors Trust    1996 Annual Report
--------------------------------------------------------------------------------
Wanger International Small Cap       Financial Highlights

                                                                 Year ended                          May 3, 1995 through
                                                              December 31, 1996                        December 31, 1995
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                     $13.45                                   $10.00

Income From Investment Operations
    Net investment loss (c)                                                (.09)                                    (.03)
    Net realized and unrealized gain on investments                        4.38                                     3.48
------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                       4.29                                     3.45

Less Distributions
    Dividends from net investment income                                     --                                       --
    Distributions from net realized gain                                   (.03)                                      --
------------------------------------------------------------------------------------------------------------------------
    Total distributions                                                    (.03)                                      --

Net Asset Value, end of period                                           $17.71                                   $13.45
------------------------------------------------------------------------------------------------------------------------
Total Return                                                              32.01%                                   34.50%

Ratios/Supplemental Data
Ratio of expenses to average net assets (a) (b)                            1.79%                                    2.32% *
Ratio of net investment loss to average net assets (b)                    (0.56%)                                  (0.81%)*
Portfolio turnover rate                                                      50%                                      14% *
Net assets at end of period                                          84,855,082                               11,368,924

The average commissions paid per share on stock transactions for the year ended December 31, 1996 was $.0130.
------------------------------------------------------------------------------------------------------------------------

    *Annualized

(a) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects gross custodian fees. This ratio net of custodian fees paid indirectly would have been 1.75% for the year ended December 31, 1996 and 2.00% for the period ended December 31, 1995.

(b) The Fund was reimbursed by the Advisor for certain expenses from May 3, 1995 through December 31, 1995. Without the reimbursement, the ratio of expenses to average net assets and the ratio of net investment income to average net assets for the period ended December 31, 1995 would have been 4.20% and (2.69)%, respectively.

(c) Net investment loss per share for the year ended December 31, 1996 was based upon the average shares outstanding during the year.

See accompanying notes to financial statements.

                                 Wanger Advisors Trust    1996 Annual Report

--------------------------------------------------------------------------------
Notes to Financial Statements

1. Nature of operations
Wanger U.S. Small Cap and Wanger International Small Cap ("the Funds") are series of Wanger Advisors Trust ("the Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital. The Funds are available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts, and may also be offered directly to certain types of pension plans and retirement arrangements.

2. Significant Accounting Policies
Security valuation
Investments are stated at current value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. Securities for which there are no reported sales on the valuation date are valued at the mean of the latest bid and ask quotation or, if there is no ask quotation, at the most recent bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not readily available and any other assets are valued at a fair value as determined in good faith by the Board of Trustees.

Foreign currency translations
Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments as appropriate.

Security transactions and investment income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and on long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis. Net realized gains for Wanger U.S. Small Cap include distributions of realized gains from other investment companies of $202,920 in 1996.

Fund share valuation
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custodian fees
Custodian fees are reduced based on each Fund's cash balances maintained with the custodian. This presentation does not affect the determination of net investment income.

Federal income taxes, dividends and distributions to shareholders
The Funds have complied with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all of their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes.

     Wanger International Small Cap has elected to mark-to-market its investment in Passive Foreign Investment Companies ("PFICS") for income tax purposes. In accordance with this election, the Fund recognized cumulative net unrealized appreciation on PFICS of $210,309 for the year ended December 31, 1996. The amount for 1996 is treated as ordinary income for federal income tax purposes, and as such, is used to offset the net investment loss incurred by the Fund. Cumulative net unrealized appreciation recognized in prior years on PFICs sold in 1996 amounted to $22,353.

     Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

     Reclassifications have been made in 1996 for Wanger U.S. Small Cap and Wanger International Small Cap in the accompanying analysis of net assets from accumulated net investment loss to undistributed net realized gains on sales of investments of $389,584 and $96,091, respectively, to reflect differences between financial reporting and income tax bases.

                                                                          [LOGO]
                                     Wanger Advisors Trust    1996 Annual Report
--------------------------------------------------------------------------------
Notes to Financial Statements


3. Transactions with Affiliates

The Fund's investment advisor, Wanger Asset Management, L.P. ("WAM"), furnishes continuing investment supervision to the Funds and is responsible for overall management of the Funds' business affairs. Each Fund pays WAM a monthly advisory fee based upon average daily net assets at the following rates:

                                             Wanger U.S.    Wanger International
                                               Small Cap               Small Cap
--------------------------------------------------------------------------------
Average Daily Net Assets:
  For the first $100 million                       1.00%                   1.30%
  Next $150 million                                 .95%                   1.20%
  In excess of $250 million                         .90%                   1.10%
--------------------------------------------------------------------------------

     The investment advisory agreements also provide that WAM will reimburse the Funds to the extent that ordinary operating expenses (computed based on net custodian fees) exceed 1.50% (2.00% in 1995) for Wanger U.S. Small Cap and 1.90% (2.00% in 1995) for Wanger International Small Cap, of average net assets. WAM was not required to reimburse the Funds under these agreements for the year ended December 31, 1996.

     Certain officers and trustees of the Trust are also principals of WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with WAM. Wanger U.S. Small Cap and Wanger International Small Cap incurred trustees' fees and expenses of $15,524 and $15,400 respectively, for the year ended December 31, 1996 to trustees not affiliated with WAM.

     WAM advanced $100,000 to each Fund in connection with their organization and initial registration. These costs are being amortized and reimbursed to WAM over the period May, 1995 through April, 2000.

     WAM Brokerage Services, L.L.C., a wholly-owned subsidiary of WAM, is the distributor of each Fund's shares and receives no compensation for its services.

--------------------------------------------------------------------------------
4. Fund Share Transactions

Proceeds and payments on Fund shares as shown in the statements of changes in net assets are in respect of the following numbers of shares:

                                                 ---------------------------------------    ---------------------------------------
                                                 Wanger U.S. Small Cap                      Wanger International Small Cap

                                                        Year ended          Period ended           Year ended          Period ended
                                                 December 31, 1996     December 31, 1995    December 31, 1996     December 31, 1995
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                              6,137,385             2,170,461            4,154,432               986,106
Shares issued in reinvestment of dividend and
capital gain distributions                                   5,157                     -                3,911                     -
-----------------------------------------------------------------------------------------------------------------------------------
                                                         6,142,542             2,170,461            4,158,343               986,106
Less shares redeemed                                       432,817               294,633              212,404               153,492
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in shares outstanding                       5,709,725             1,875,828            3,945,939               832,614
===================================================================================================================================

5. Investment transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 1996 were:

                                              Purchases                    Sales
Wanger U.S. Small Cap                      $103,202,082              $30,342,586
Wanger International Small Cap               82,019,311               23,145,432

                                Wanger Advisors Trust    1996 Annual Report
--------------------------------------------------------------------------------
Report of Independent Auditors

To the Shareholders and the Board of Trustees of Wanger Advisors Trust

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Wanger Advisors Trust, comprising the U.S. Small Cap and Wanger International Small Cap portfolios, as of December 31, 1996, the related statements of operations for the year then ended and changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios of the Wanger Advisors Trust as of December 31, 1996, the results of their operations for the year then ended and changes in net assets and financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

                                         ERNST & YOUNG LLP

Chicago, Illinois
January 31, 1997


Wanger Advisors Trust

Trustees                              Transfer Agent,
Fred D. Hasselbring                   Dividend Disbursing Agent
Charles P. McQuaid                    and Custodian
P. Michael Phelps
James A. Star                         State Street Bank
Ralph Wanger                          and Trust Company
                                      Attention:
Officers                              Wanger Advisors Trust
                                      P.O. Box 8502
Ralph Wanger                          Boston, Massachusetts
President                             02266-8502

Charles P. McQuaid                    Distributor
Senior Vice President                 WAM Brokerage
                                      Services, L.L.C.
Terence M. Hogan                      227 West Monroe Street
Vice President                        Suite 3000
                                      Chicago, Illinois 60606
Leah J. Zell                          1-800-5-WANGER
Vice President                        (1-800-592-6437)

Merrillyn J. Kosier                   Investment Advisor
Vice President and                    Wanger Asset
Secretary                             Management, L.P.
                                      227 West Monroe Street
Bruce H. Lauer                        Suite 3000
Vice President and                    Chicago, Illinois 60606
Treasurer                             1-800-5-WANGER
                                      (1-800-592-6437)
Kenneth A. Kalina
Assistant Treasurer                   Legal Counsel
                                      Bell, Boyd & Lloyd
                                      Chicago, Illinois

                                      Independent Auditors
                                      Ernst & Young LLP
                                      Chicago, Illinois

This report, including the audited schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

                                     PART C

Item 24.               Financial Statements and Exhibits

(a)            Financial statements:

   (1) Financial statements included in Part A of this amendment:

               None

   (2) Financial statements included in Part B of this amendment:

       (i) Wanger U.S. Small Cap Adviser (incorporated by reference to the following portions of Registrant's 1996 Wangers Advisors Trust Annual Report; a copy of the annual report is attached to this amendment, but, except for those portions incorporated by reference, is furnished for the information of the Commission and is not deemed to be filed as part of this amendment):

                    Report of Independent Auditors

                    Statement of Assets and Liabilities at December 31, 1996

                    Statement of Operations for the period ended
                    December 31, 1996

                    Statement of Changes in Net Assets for the period ended December 31, 1996

                    Statement of Investments at December 31, 1996

                    Notes to financial statements


       (ii) Wanger International Small Cap Adviser (incorporated by reference to the following portions of Registrant's 1996 Wangers Advisors Trust Annual Report; a copy of the annual report is attached to this amendment, but, except for those portions incorporated by reference, is furnished for the information of the Commission and is not deemed to be filed as part of this amendment):

                    Report of Independent Auditors

                    Statement of Assets and Liabilities at December 31, 1996

                    Statement of Operations for the period ended
                    December 31, 1996

                    Statement of Changes in Net Assets for the period ended December 31, 1996

                    Statement of Investments at December 31, 1996

                    Notes to financial statements

   (2)         Financial statements included in Part C of this amendment:

               None

          Note: The following schedules have been omitted for the following reasons:

            Schedules I and III - The required information is presented in the statements of investments at December 31, 1996.

            Schedules II, IV and V - The required information is not present.


(b)    Exhibits:

       1.      Agreement and Declaration of Trust.(2)

       2.      By-laws.(2)

       3.      None

       4(a).   Specimen Share Certificate - Wanger U.S. Small Cap. (1)

       4(b).   Specimen Share Certificate - Wanger International Small Cap. (1)

       5(a).   Investment Advisory Agreement - Wanger U.S. Small Cap.(2)

       5(b).   Investment Advisory Agreement - Wanger International Small
               Cap.(2)

       6. Distribution Agreement between Wanger Advisors Trust and WAM Brokerage Services, L.L.C. dated May 1, 1996.(2)

       7.      None.

       8. Custodian Contract between Wanger Advisors Trust and State Street Bank and Trust Company.(2)

       9(a)(1) Amendment No. 1 to the Participation Agreement between Wanger
               Advisors Trust and Phoenix Home Life Mutual Insurance Company dated April 18, 1995 (2) (amendment dated December 16, 1996).(3)

       9(a)(2) Amendment No. 1 to the Participation Agreement between Wanger
               Advisors Trust and PHL Variable Insurance Company dated February 23, 1995 (2) (amendment dated December 16, 1996).(3)

       9(a)(3) Amendment No. 1 to the Participation Agreement between Wanger
               Advisors Trust and Providian Life and Health Insurance Company (formerly National Home Life Assurance Company) dated May 19, 1995 (2) (amendment dated December 16, 1996).(3)

       9(a)(4) Participation Agreement between Wanger Advisors Trust and First
               Providian Life and Health Insurance Company dated November 15, 1996, and Amendment No. 1 dated December 16, 1996.(3)

       9(a)(5) Participation Agreement between Wanger Advisors Trust and SAFECO
               Life Insurance Company dated September 27, 1995 and Amendment No. 1 dated December 18, 1996.(3)

       9(b). Transfer Agency and Service Agreement between Wanger Advisors Trust and State Street Bank and Trust Company.(2)

       10. Legal opinion and consent of Bell, Boyd & Lloyd dated February 15, 1995.(2)

       11.     Consent of Independent Auditors.

       12.     None.

       13.     Subscription Agreement.(2)

       14.     None.

       15.     None.

       16(a).  Computation of performance information - Wanger U.S. Small
               Cap.(2)

       16(b). Computation of performance information - Wanger International Small Cap.(2)

       17(a)   Financial data schedule - Wanger U.S. Small Cap.

       17(b)   Financial data schedule - Wanger International Small Cap.

       18      Form of Purchase Application.(2)

     ______________________________

(1) Incorporated by reference to the exhibit of the same number filed with post-effective amendment no. 1 to Registrant's registration statement on form N-1A, Securities Act registration no. 33-83548 (the "Registration Statement") filed on August 25, 1995.

(2) Incorporated by reference to the exhibit of the same number filed with post-effective amendment no. 2 to Registrant's Registration Statement filed on April 19, 1996.

(3) Incorporated by reference to the exhibit of the same number filed with post-effective amendment no. 3 to Registrant's Registration Statement filed on April 21, 1997.

Item 25.  Persons Controlled by or Under Common Control with Registrant

               The registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the Registrant within the meaning of this item. The information in the prospectus under the caption "Organization and Management" and in the Statement of Additional Information under the caption "Investment Adviser" is incorporated by reference.

Item 26.  Number of Holders of Securities

               As of January 31, 1997, there were 19 record holders of the Registrant's shares of beneficial interest of the series designated Wanger U.S. Small Cap and 31 record holders of the Registrant's shares of beneficial interest of the series designated Wanger International Small Cap.

Item 27.  Indemnification

               Article VIII of the Agreement and Declaration of Trust of the registrant (Exhibit 1 included herein) provides in effect that the Registrant shall provide certain indemnification of its trustees and officers. In accordance with Section 17(h) of the Investment Company Act of 1940, that provision shall not protect any person against any liability to the registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

               Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

               The Registrant, its trustees and officers, its investment adviser and persons affiliated with them are insured under a policy of insurance maintained by registrant and its investment adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such trustees or officers. The policy expressly excludes coverage for any trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

Item 28.  Business and Other Connections of Investment Adviser

               The information in the prospectus under the caption "Organization and Management" is incorporated by reference. Neither Wanger Asset Management, L.P. nor its general partner has at any time during the past two years been engaged in any other business, profession, vocation or employment of a substantial nature either for its own account or in the capacity of director, officer, employee, partner or trustee.


Item 29.  Principal Underwriter

          WAM Brokerage Services, L.L.C. also acts as principal underwriter for Acorn Investment Trust.


           Name                Positions and Offices      Positions and Offices
                                 with Underwriters           with Registrant

      Terence M. Hogan            President               Vice President and
                                                          Trustee

      Merrillyn J. Kosier     Vice President and          Vice President
                              Secretary

The principal business of each officer of WAM Brokerage Services, L.L.C. is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.


Item 30.  Location of Accounts and Records

               Bruce H. Lauer, Vice President and Treasurer
               Wanger Advisors Trust
               227 West Monroe Street, Suite 3000
               Chicago, Illinois 60606

Item 31.  Management Services

               Not applicable.

Item 32.  Undertakings

     (a)  Not applicable.

     (b)  Not applicable.

     (c) The Registrant undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

          The Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c).

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on April 21, 1997.


                                    WANGER ADVISORS TRUST


                                    By /s/Ralph Wanger
                                       -----------------------
                                      Ralph Wanger, President

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.


        Name                    Title                            Date
        ----                    -----                            ----
/s/Fred D. Hasselbring    Trustee                    )
------------------------                             )
Fred D. Hasselbring                                  )
                                                     )
/s/Charles P. McQuaid     Trustee                    )
------------------------                             )
Charles P. McQuaid                                   )
                                                     )
/s/P. Michael Phelps      Trustee                    )       April 21, 1997
------------------------                             )
P. Michael Phelps                                    )
                                                     )
/s/James A. Star          Trustee                    )
------------------------                             )
James A. Star                                        )
                                                     )
/s/Ralph Wanger           Trustee and President      )
------------------------  (principal executive       )
Ralph Wanger              officer)                   )
                                                     )
/s/Bruce H. Lauer         Treasurer (principal       )
------------------------  financial and accounting   )
Bruce H. Lauer            officer)                   )


                  Index of Exhibits Filed with this Amendment
                  -------------------------------------------

Exhibit
Number                              Exhibit
-------                             -------

11                 Consent of Independent Auditors


17(a)              Financial data schedule - Wanger U.S. Small
                   Cap

17(b)              Financial data schedule - Wanger International
                   Small Cap